EXHIBIT 99.1

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of March 14, 2006, between Bank of America, N.A., as seller (the "Seller" or "Bank of America"), and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of (i) the Mortgage Loans, (ii) certain mortgage loans transferred by Barclays Capital Real Estate Inc. ("BCREI") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between BCREI and the Purchaser and
(iii) certain mortgage loans transferred by SunTrust Capital Markets Inc. ("SunTrust") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between SunTrust and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, as master servicer (the "Master Servicer"), Midland Loan Services, Inc., as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("BAS"), Barclays Capital Inc. ("BCI"), SunTrust Capital Markets, Inc. ("SCMI"), Credit Suisse Securities (USA) LLC ("Credit Suisse") and Goldman, Sachs & Co. ("Goldman Sachs" and, collectively with BAS, BCI, SCMI and Credit Suisse, the "Underwriters") pursuant to an underwriting agreement, dated as of February 28, 2006 (the "Underwriting Agreement"). BACM intends to sell the remaining Classes of Certificates (the "Non-Registered Certificates") to BAS and BCI, as initial purchasers (collectively, the "Initial Purchasers"), pursuant to a certificate purchase agreement, dated as of February 28, 2006 (the "Certificate Purchase Agreement"), among BACM, BAS and BCI. The Registered Certificates are more fully described in the prospectus dated September 30, 2005 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated February 28, 2006 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The privately offered Non-Registered Certificates, other than the Class R-TM Certificates, are more fully described in a private placement memorandum, dated February 28, 2006 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of February 28, 2006 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Initial Purchasers.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount includes interest accrued on the Mortgage Loans on or after the Cut-off Date (including the Interest Deposit Amount) and which amount shall be payable on or about March 14, 2006 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights).

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

            (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (e) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(c). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan countersigned by the related title company or its authorized agent.

            (f) [Reserved].

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation
Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (except in the case of the CP Component Mortgage Loan) (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

            For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

            (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

            (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

            (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

            (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero (-0-) days; provided, however, that if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause (iii) of this definition will be deemed to apply.

            In addition, the applicable Seller shall have an additional 90 days to cure such Material Document Defect or Material Beach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Cross-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Cross-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date, and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date, and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Loan, to forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related Mortgage Loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgage Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

            If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of March 14, 2006, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File on the Closing Date; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) [Reserved].

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

            (g) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any serviced Companion Loan that is deposited into another securitization, the depositor for such other securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on the schedules pertaining to information required by Regulation AB attached to the Pooling and Servicing Agreement, within the time periods set forth in Article XI of the Pooling and Servicing Agreement.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Ernst & Young, LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Certificate Purchase Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from the Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Initial Purchasers, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Initial Purchasers and each Rating Agency any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memorandum, respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Initial Purchasers in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 100 North Tryon Street, 20th Floor, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, N.A., 214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina 28255, Attention: Stephen Hogue, telecopy number:
(704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 100 North Tryon Street, 20th Floor, NC1-007-20-01, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202) or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. WAIVER OF TRIAL BY JURY.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       BANK OF AMERICA, N.A.


                                       By: /s/ Stephen L. Hogue
                                          --------------------------------------
                                          Name:   Stephen L. Hogue
                                          Title:  Principal


                                       BANC OF AMERICA COMMERCIAL MORTGAGE
                                          INC.


                                       By: /s/ John S. Palmer
                                          --------------------------------------
                                          Name:  John S. Palmer
                                          Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

NOTICE TO RECIPIENT

The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

IRS CIRCULAR 230 NOTICE: THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Sequence   Loan Number   Loan Seller       Property Name
--------   -----------   ---------------   ---------------------------------------------------------------
       1         59414   Bank of America   KinderCare Portfolio (12) (13)
       2         59264   Bank of America   Desert Passage
       4         59639   Bank of America   Fairmont Sonoma Mission Inn & Spa
       6         59431   Bank of America   Medical Mutual Headquarters
       9         59551   Bank of America   Plaza Antonio

    10.1         59442   Bank of America   Main Event - Austin,TX
    10.2         59442   Bank of America   Main Event - Plano, TX
    10.3         59442   Bank of America   Main Event - Conroe (Shenandoah), TX
    10.4         59442   Bank of America   Main Event - Lewisville, TX
    10.5         59442   Bank of America   Main Event - Fort Worth, TX
    10.6         59442   Bank of America   Main Event - Grapevine,TX
      10         59442   Bank of America   Main Event Portfolio (Roll Up)

      11         59156   Bank of America   Jordache Distribution
      13         59355   Bank of America   DEA Division Headquarters

      17         59531   Bank of America   34 Peachtree Street
      18         59616   Bank of America   Embassy Suites
      19         59474   Bank of America   Accor North American Headquarters
      20         59617   Bank of America   Camelot Apartments
      21         59488   Bank of America   Union Station Apartments
      22         59439   Bank of America   Mitsuwa Marketplace
      24         59268   Bank of America   Special Data Processing Building
      25         59447   Bank of America   Stockdale Village
      26         59271   Bank of America   Shawnee Mission Medical Office Buildings
      27         59484   Bank of America   Golden Terrace West
      28         59613   Bank of America   Autodesk Civic Center
      29         59452   Bank of America   Hawthorne Place Apartments
      30         59291   Bank of America   Department of Homeland Security
      31         15778   Bank of America   Asbury Plaza
      32         59509   Bank of America   Preston Glen at Bridge Mill

    33.1         59513   Bank of America   Nolen/Exchange Properties

    33.2         59513   Bank of America   Greenbriar/Greenwood Properties
    33.3         59513   Bank of America   Hart Properties
      33         59513   Bank of America   Southlake Flex Portfolio (Roll Up)

      34         59480   Bank of America   North Park Towers

    35.1         59379   Bank of America   Storage Plus Portfolio - East Murray
    35.2         59379   Bank of America   Storage Plus Portfolio - Murray Mid-Valley
    35.3         59379   Bank of America   Storage Plus Portfolio - Pocatello
    35.4         59379   Bank of America   Storage Plus Portfolio - Boise
    35.5         59379   Bank of America   Storage Plus Portfolio - North Murray
      35         59379   Bank of America   Storage Plus Portfolio (Roll Up)

      36         16374   Bank of America   Legends Terrace Apartments
      37         59385   Bank of America   Pacoima Plaza

    38.1         59401   Bank of America   Northwest Highway Self Storage
    38.2         59401   Bank of America   Rhino Self Storage III
    38.3         59401   Bank of America   Rhino Self Storage VIII
    38.4         59401   Bank of America   Rhino Self Storage VII
    38.5         59401   Bank of America   Rhino Self Storage
      38         59401   Bank of America   Watson and Taylor Self Storage Portfolio (Roll Up)

      40         15170   Bank of America   Plazas of Broadview

      41         59444   Bank of America   Glen Eagle at Wildwood
      42         59529   Bank of America   12725 Twinbrook Parkway
      43         59197   Bank of America   Country Club of Woodland Hills
      44         59486   Bank of America   East Bay Oaks
      47         59483   Bank of America   Holiday Village
      48         16624   Bank of America   Bayboro
      49         15954   Bank of America   Greystone at Inverness, Phase II
      50         59417   Bank of America   McGraw-Hill Companies
      52         59402   Bank of America   Wabash Landing
      54         16943   Bank of America   Parma Woods Apartments
      55         16955   Bank of America   The Shoppes at Coldwater
      57         59433   Bank of America   BJ's Wholesale Club - Miami, FL
      58         59449   Bank of America   Residence Inn
      59         59466   Bank of America   University Springs Apartments
      60         59418   Bank of America   Corona Office & Self Storage
      62         59569   Bank of America   Hampton Inn & Suites
      64         59490   Bank of America   Lyon Village
      66         59605   Bank of America   Verizon Call Center
      67         59593   Bank of America   Assured Self Storage
      69         59487   Bank of America   Eldorado Village

    70.1         59615   Bank of America   Raleigh North Apartments
    70.2         59615   Bank of America   Milbank Court Apartments
      70         59615   Bank of America   Raleigh North Apartments and Milbank Court Apartments (Roll Up)

      71         59435   Bank of America   Peregrine Pharmaceuticals
      72         59476   Bank of America   Timberhills Shopping Center
      74         59595   Bank of America   Crossroads at Santa Maria
      75         59583   Bank of America   Best Buy - Erie, PA

    76.1         59400   Bank of America   U-Lock Hickory
    76.2         59400   Bank of America   U-Lock Morganton
    76.3         59400   Bank of America   U-Lock Concord
      76         59400   Bank of America   U-Lock Portfolio (Roll Up)

      77         59504   Bank of America   Cimarron Crossing Apartments
      78         16333   Bank of America   Park Plaza Apartments (WI)
      80         59550   Bank of America   Dick's Sporting Goods - Keene, NH
      81         59491   Bank of America   StorQuest - Camarillo
      82         16939   Bank of America   Bent Tree Apartments
      84         16580   Bank of America   Holiday Inn Express-NW Portland
      85         16184   Bank of America   Sherwood Office Building
      86         59319   Bank of America   Whitewater Trade Center
      87         59489   Bank of America   Graham Shopping Center - Falls Church, VA
      88         59543   Bank of America   Shoppes of Killian
      89         59446   Bank of America   The Meadows MHC
      90         59475   Bank of America   Rancho Springs Medical Center
      91         59597   Bank of America   Best Buy - Ft. Lauderdale
      92         59443   Bank of America   Market Square Center
      93         59151   Bank of America   Hampton Inn - Niagara Falls
      94         59545   Bank of America   Crossroads Storage
      95         59318   Bank of America   Phoenix Airport Industrial
      97         15733   Bank of America   Royal Hills
      98         16882   Bank of America   ClimaStor Perkins Road
      99         59541   Bank of America   6850 Stevenson Boulevard
     101         59321   Bank of America   Promenade Shopping Center
     102         59505   Bank of America   2324 Boston Road
     103         59607   Bank of America   Quest Northgate
     105         15687   Bank of America   Prosperity Bank Building
     106         15109   Bank of America   HUB Plaza
     107         59510   Bank of America   Randol Crossing
     108         15095   Bank of America   Embassy Tower
     112         59075   Bank of America   Best Western Franklin Park Suites
     113         15756   Bank of America   Mansell Forest
     114         59582   Bank of America   Best Buy - Northridge, CA

   116.1         16154   Bank of America   Eagles Portfolio-221 Knox Marsh Road
   116.2         16154   Bank of America   Eagles Portfolio-30 Sumner Drive
     116         16154   Bank of America   Eagles Portfolio (Roll Up)


   118.1         59399   Bank of America   Space Saver Self Storage Facility
   118.2         59399   Bank of America   Pack Rat Self Storage Facility
     118         59399   Bank of America   Space Saver Self Storage and Pack Rat Self Storage (Roll Up)

     119         59457   Bank of America   Brown Deer Park
     120         59608   Bank of America   Associated Banc - Corporate Building
     121         13724   Bank of America   AAA AA SS
     122         14278   Bank of America   Platinum Storage (Phelan)
     123         59214   Bank of America   Hermitage Apartments
     125         59584   Bank of America   PepsiCo Distribution Center
     126         15417   Bank of America   Guardian Storage Centers (StorAmerica)
     127         14388   Bank of America   BrookHollow
     129         16941   Bank of America   Highland House Apartments-OH
     130         16247   Bank of America   Painters Mill Professional Center
     131         15552   Bank of America   Meridian Retail Center
     134         58947   Bank of America   Stone Creek Apartments
     135         59578   Bank of America   Sunset Self Storage
     136         59215   Bank of America   Ridgeside Apartments
     137         16057   Bank of America   Parkway III
     139         59273   Bank of America   University Square Apartments
     141         16166   Bank of America   Amesbury Apartments
     142         14485   Bank of America   Crutcher Apartments
     143         16541   Bank of America   Ridge Apartments
     145         14493   Bank of America   Strawberry Meadows Apartments
     146         15328   Bank of America   Lombard Station
     147         16533   Bank of America   Tanyard Park Apartments
     149         16033   Bank of America   Holiday Inn Express Burlington
     150         15782   Bank of America   National Storage Centers
     151         16320   Bank of America   Jacob's Landing Apartments

     152         59527   Bank of America   Bentonville Butcher Shop Building
     154         59577   Bank of America   8131 W. Grandridge
     155         59441   Bank of America   Mansell Crossing Verizon Pad
     156         59574   Bank of America   Archer Road Business Park
     157         59477   Bank of America   Glendale Workshops
     158         15375   Bank of America   Las Violetas Apartments
     159         15475   Bank of America   Magnolia Building
     160         14280   Bank of America   American Self Storage
     161         16259   Bank of America   East Bend Apartments
     162         14718   Bank of America   Esquire House
     163         16335   Bank of America   Saddle Ridge Duplexes
     164         59530   Bank of America   South West Self Storage
     165         16394   Bank of America   Bellefontaine Retail
     166         13660   Bank of America   Covington Lakes Retail Center
     167         15610   Bank of America   Northpark Drive-Ridgeland
     168         59590   Bank of America   OfficeMax - Phoenix, AZ
     169         14719   Bank of America   Swiss Highlands Shopping Center
     170         59327   Bank of America   1825 Commerce Street
     171         16041   Bank of America   Royal Sentry Apartments
     172         59470   Bank of America   Hammer Ranch
     173         15106   Bank of America   Ensley Square Retail
     174         16723   Bank of America   Storage Depot - Pharr
     176         12142   Bank of America   El Camino Self Storage
     177         17211   Bank of America   National Storage Center-Portland
     178         16331   Bank of America   Regency Pointe Business Center
     179         16718   Bank of America   Edinburg-Storage Depot
     180         16603   Bank of America   Lake Meridian Crossing
     181         59528   Bank of America   5485 Reno Corporate Drive
     182         15660   Bank of America   Kings Manor
     183         16713   Bank of America   Storage Depot - Burleson
     184         59576   Bank of America   3489 Baseline Road
     185         16532   Bank of America   Regency Square
     186         59549   Bank of America   Staples - Atascadero
     187         16721   Bank of America   Fossil Creek-Storage Depot
     188         15458   Bank of America   Canal Building
     189         59269   Bank of America   Arbors Apartments
     190         16727   Bank of America   Storage Depot - Morningside
     191         15357   Bank of America   Chester Village
     192         15696   Bank of America   Acadian Village
     193         15584   Bank of America   Southpark Retail
                                           Totals/Weighted Average

Sequence     Street Address                                                                City
----------   ---------------------------------------------------------------------------   ----------------------
         1   Various                                                                       Various
         2   3663 Las Vegas Boulevard South                                                Las Vegas
         4   100 Boyes Boulevard                                                           Sonoma
         6   2060 East 9th Street                                                          Cleveland
         9   22351-22461 Antonio Parkway                                                   Rancho Santa Margarita

      10.1   13301 North US Highway 183                                                    Austin
      10.2   3941 North Central Expressway                                                 Plano
      10.3   19441 Interstate 45 South                                                     Conroe
      10.4   2070 South Stemmons Freeway                                                   Lewisville
      10.5   4801 Citylake Boulevard                                                       Fort Worth
      10.6   407 West State Highway 114                                                    Grapevine
        10   Various                                                                       Various

        11   200 Helen Street                                                              South Plainfield
        13   315 South 16th Street                                                         St. Louis

        17   34 Peachtree Street                                                           Atlanta
        18   1811 Broadway                                                                 Nashville
        19   4001 International Parkway                                                    Carrollton
        20   1334 South Avenue B                                                           Yuma
        21   8197 Meeting Street                                                           West Chester
        22   21515 South Western Avenue                                                    Torrance
        24   16120 US Highway 19 North                                                     Clearwater
        25   5430-5700 Stockdale Highway                                                   Bakersfield
        26   8901-9119 West 74th Street, 8800 West 75th Street & 7301 East Frontage Road   Overland Park
        27   431 Zeta Street                                                               Golden
        28   3900 & 3950 Civic Center Drive                                                San Rafael
        29   10208 Hawthorne Place Drive                                                   Riverview
        30   1717 Avenue H East                                                            Omaha
        31   2445-2575 Northwest Arterial Road                                             Dubuque
        32   1000 Preston Glen Circle                                                      Canton

      33.1   580 Commerce Street; 2805 Market Loop; 2835,2845,2855,2860,2865,2870,2875     Southlake
             Exchange Boulevard; 525, 535 & 545 South Nolen Drive
      33.2   2100 Greenbriar Drive; 2050,2100 Greenwood Drive                              Southlake
      33.3   1601,1603,1605,1607,1609,1611 Hart Court                                      Southlake
        33   Various                                                                       Southlake

        34   16500 North Park Drive                                                        Southfield

      35.1   820 East 5400 South                                                           Murray
      35.2   5937 South 1650 West                                                          Murray
      35.3   2065 Hiline Road                                                              Pocatello
      35.4   1350 West Victory Road                                                        Boise
      35.5   4018 South 300 West                                                           Murray
        35   Various                                                                       Various

        36   400 Legends Terrace Drive                                                     Eureka
        37   12727 Van Nuys Boulevard                                                      Pacoima

      38.1   1975 West Northwest Highway                                                   Dallas
      38.2   9191 Dyer Street                                                              El Paso
      38.3   1631 Joe Battle Boulevard                                                     El Paso
      38.4   5405 South Desert Boulevard                                                   El Paso
      38.5   2250 Joe Battle Boulevard                                                     El Paso
        38   Various                                                                       Various

        40   101, 103, 203, 303 and 403 East Royalton Road; 500 and                        Broadview Heights
             550 East Royalton Road; 7000 Town Center Drive
        41   5877 Ross Road                                                                Fairfield
        42   12725 Twinbrook Parkway                                                       Rockville
        43   6333 South 91st East Avenue                                                   Tulsa
        44   601 Starkey Road                                                              Largo
        47   3405 Sinton Road                                                              Colorado Springs
        48   263 13th Avenue South                                                         St. Petersburg
        49   7375 Old Moon Road                                                            Columbus
        50   7500 Chavenelle Road                                                          Dubuque
        52   375 Brown Street                                                              West Lafayette
        54   5216 Knollwood Drive                                                          Parma
        55   4724 Coldwater Road                                                           Fort Wayne
        57   10425 Marlin Road                                                             Cutler Ridge
        58   246 Daniel Webster Highway                                                    Merrimack
        59   109 West Avenue                                                               San Marcos
        60   1351 Pomona Road                                                              Corona
        62   1750 North Highway 121                                                        Grapevine
        64   2580 & 2598 Fair Oaks Boulevard                                               Sacramento
        66   220 Brooks Street                                                             Worcester
        67   510 Douglas Avenue                                                            Altamonte Springs
        69   2505 East Bay Drive                                                           Largo

      70.1   1500 Raleigh Boulevard                                                        Raleigh
      70.2   1621 Burgundy Street                                                          Raleigh
        70   Various                                                                       Raleigh

        71   14272-14282 Franklin Avenue                                                   Tustin
        72   1005-1071 Mono Way                                                            Sonora
        74   2160-2214 South Bradley Road                                                  Santa Maria
        75   6650 Peach Street                                                             Erie

      76.1   1108 18th Street Northeast                                                    Hickory
      76.2   1420 Bethel Road                                                              Morganton
      76.3   220 Winecoff School Road                                                      Concord
        76   Various                                                                       Various

        77   2014 Remington Drive                                                          Arlington
        78   8901 North Park Plaza Court                                                   Brown Deer
        80   38 Ash Brook Road                                                             Keene
        81   151 North Lewis Road                                                          Camarillo
        82   1510-1662 West Royalton Road                                                  Broadview Heights
        84   2333 NW Vaughn Street                                                         Portland
        85   4000 South Sherwood Forest Boulevard                                          Baton Rouge
        86   2100 North Park Road                                                          Connersville
        87   3103 Graham Road                                                              Falls Church
        88   10834-10876 SW 104th Street                                                   Miami
        89   11602 Meadow Park Drive                                                       Fredericksburg
        90   25485 Medical Center Drive                                                    Murietta
        91   2829 North Federal Highway                                                    Fort Lauderdale
        92   506 Main Street                                                               Gaithersburg
        93   501 Rainbow Boulevard                                                         Niagara Falls
        94   650 Southside Parkway                                                         Santa Maria
        95   2950 East Broadway Road                                                       Phoenix
        97   500 Snows Mill Avenue                                                         Tuscaloosa
        98   7355 Perkins Road                                                             Baton Rouge
        99   6850 Stevenson Boulevard                                                      Fremont
       101   1220 Airline Road                                                             Corpus Christi
       102   2324-44 Boston Road                                                           Bronx
       103   3714 Northgate Boulevard                                                      Sacramento
       105   500 North Water Street                                                        Corpus Christi
       106   1101 Opal Court                                                               Hagerstown
       107   8901 Meadowbrook Boulevard                                                    Fort Worth
       108   9300 Underwood Avenue                                                         Omaha
       112   2045 Polaris Parkway                                                          Columbus
       113   4555 Mansell Road                                                             Alpharetta
       114   19929 Rinaldi Street                                                          Porter Ranch

     116.1   221 Knox Marsh Road                                                           Dover
     116.2   30 Sumner Drive / 390 Main Street                                             Dover / Somersworth
       116   Various                                                                       Various


     118.1   2044 Old Norcross Road                                                        Lawrenceville
     118.2   2040 Lawrenceville Highway                                                    Lawrenceville
       118   Various                                                                       Lawrenceville

       119   9115 & 9155 Brown Deer Road                                                   San Diego
       120   2985 South Ridge Road                                                         Green Bay
       121   3216 Mid Pine Road                                                            Fayetteville
       122   9428 Sheep Creek Road                                                         Phelan
       123   189 Old Hickory Boulevard                                                     Jackson
       125   500 Sunrise Highway                                                           Patchogue
       126   2845 North 52nd Street                                                        Phoenix
       127   206 East Wintergreen Road                                                     DeSoto
       129   11732-11830 Lake Avenue                                                       Lakewood
       130   110 & 150 Painters Mill Road                                                  Owings Mills
       131   17526 Meridian Avenue East                                                    Puyallup
       134   4541 N. E. Stallings Drive                                                    Nacogdoches
       135   3921 East Sunset Road                                                         Las Vegas
       136   6320 Hixson Pike                                                              Hixson
       137   600 Lynnhaven Parkway                                                         Virginia Beach
       139   1100 West Corral Avenue                                                       Kingsville
       141   4084 Amesbury Drive                                                           Montgomery
       142   1305 Crutcher Street                                                          Springdale
       143   5725 and 5727 Tibaron Lane                                                    Toledo
       145   220-380 Strawberry Meadows / 709 E Meadow                                     Springdale
       146   1440 North Lombard Street                                                     Portland
       147   235 Tanyard Park Place                                                        Louisville
       149   1003 Goldenrod Road                                                           Burlington
       150   1907 E. Francis Avenue                                                        Spokane
       151   940 and 944 Old Virginia Beach Road,                                          Virginia Beach
             501-548 Sunninghill Court, and 501-532 Salt Aire Court
       152   1201 South Walton Boulevard                                                   Bentonville
       154   8131 West Grandridge Boulevard                                                Kennewick
       155   7301 North Point Parkway                                                      Alpharetta
       156   6615 Southwest Archer Road                                                    Gainesville
       157   4340 East Kentucky Avenue                                                     Glendale
       158   2110 W Elisa Lane                                                             Edinburg
       159   3300 West McGraw Street                                                       Seattle
       160   6660 East Main Street                                                         Mesa
       161   1967 East Bend Circle                                                         Birmingham
       162   1840 NE 186th Street                                                          North Miami Beach
       163   2-20 and 24-30 Saddle Ridge Court                                             Wilmington
       164   3300 Southwest 42nd Street                                                    Gainesville
       165   2226-2244 South Main Street                                                   Bellefontaine
       166   9700 North Illinois Route 47                                                  Huntley
       167   1025 Northpark Drive                                                          Ridgeland
       168   16809 North 9th Street                                                        Phoenix
       169   3007 North Belt Highway                                                       St. Joseph
       170   1825 Commerce Street                                                          Yorktown Heights
       171   2838 - 2852 Harrison Avenue                                                   Cincinnati
       172   7510, 7528, 7562, 7610 Pacific Avenue                                         Stockton
       173   2 East Nine Mile Road                                                         Pensacola
       174   212 W. Ferguson Avenue                                                        Pharr
       176   201 S. El Camino Real, Suite B                                                Encinitas
       177   8436 NE Marx Drive                                                            Portland
       178   2710 Holloway Road                                                            Louisville
       179   222 N. Jackson Road                                                           Edinburg
       180   13121 SE Kent Kangley Road                                                    Kent
       181   5485 Reno Corporate Drive                                                     Reno
       182   203 Eden Drive                                                                Longview
       183   220 Hidden Creek Parkway                                                      Burleson
       184   3489 East Baseline Road                                                       Gilbert
       185   500 East Semoran Boulevard                                                    Casselberry
       186   815 El Camino Real                                                            Atascadero
       187   6650 N. Riverside Drive                                                       Fort Worth
       188   3600 15th Avenue West                                                         Seattle
       189   1600 North Joe Ramsey Boulevard                                               Greenville
       190   205 Morningside Road                                                          Brownsville
       191   11840 Chester Village Drive                                                   Chester
       192   1613 Latourette Lane                                                          Jonesboro
       193   2001 East Ben White Boulevard                                                 Austin

Sequence   State (1)   Zip Code        Mortgage Rate (2)    Amortization Basis   Original Balance   Cut-off Date Balance
--------   ---------   -------------   -----------------    ------------------   ----------------   --------------------
       1   Various     Various                     5.236%   Actual/360               $150,000,000          $149,625,000
       2   NV                  89109               5.464%   Actual/360               $131,883,334          $131,883,334
       4   CA                  95476               5.400%   Actual/360                $55,000,000           $55,000,000
       6   OH                  44115               5.650%   Actual/360                $52,715,219           $52,715,219
       9   CA                  92688               6.083%   Actual/360                $39,000,000           $39,000,000

    10.1   TX                  78750                                                   $7,439,224            $7,400,234
    10.2   TX                  75023                                                   $6,191,309            $6,158,860
    10.3   TX                  77385                                                   $5,591,483            $5,562,177
    10.4   TX                  75067                                                   $5,515,643            $5,486,735
    10.5   TX                  76132                                                   $5,515,643            $5,486,735
    10.6   TX                  76051                                                   $5,446,698            $5,418,151
      10   TX          Various                     5.618%   Actual/360                $35,700,000           $35,512,892

      11   NJ                  07080               5.526%   Actual/360                $34,400,000           $34,400,000
      13   MO                  63103               5.733%   Actual/360                $27,000,000           $27,000,000

      17   GA                  30303               5.897%   Actual/360                $23,200,000           $23,200,000
      18   TN                  37203               5.886%   Actual/360                $21,100,000           $21,053,533
      19   TX                  75007               5.274%   Actual/360                $20,800,000           $20,800,000
      20   AZ                  85364               5.493%   Actual/360                $20,800,000           $20,800,000
      21   OH                  45069               5.589%   Actual/360                $18,900,000           $18,838,735
      22   CA                  90501               5.680%   Actual/360                $18,430,127           $18,388,148
      24   FL                  33764               5.433%   Actual/360                $17,850,000           $17,850,000
      25   CA                  93309               5.420%   Actual/360                $17,700,000           $17,700,000
      26   KS                  66204               5.485%   Actual/360                $17,200,000           $17,124,006
      27   CO                  80401               5.317%   Actual/360                $16,800,000           $16,800,000
      28   CA                  94903               5.585%   Actual/360                $16,500,000           $16,461,828
      29   FL                  33569               5.295%   Actual/360                $16,200,000           $16,200,000
      30   NE                  68110               5.583%   Actual/360                $16,000,000           $16,000,000
      31   IA                  52002               5.514%   Actual/360                $16,000,000           $16,000,000
      32   GA                  30114               5.530%   Actual/360                $15,750,000           $15,750,000

    33.1   TX                  76092                                                  $10,255,109           $10,255,109

    33.2   TX                  76092                                                   $2,713,524            $2,713,524
    33.3   TX                  76092                                                   $2,431,367            $2,431,367
      33   TX                  76092               5.665%   Actual/360                $15,400,000           $15,400,000

      34   MI                  48075               5.362%   Actual/360                $15,000,000           $15,000,000

    35.1   UT                  84107                                                   $4,744,000            $4,744,000
    35.2   UT                  84123                                                   $4,088,000            $4,088,000
    35.3   ID                  83202                                                   $2,160,000            $2,160,000
    35.4   ID                  83705                                                   $2,064,000            $2,064,000
    35.5   UT                  84107                                                   $1,072,000            $1,072,000
      35   Various     Various                     5.245%   Actual/360                $14,128,000           $14,128,000

      36   MO                  63025               5.804%   Actual/360                $14,000,000           $14,000,000
      37   CA                  91331               5.532%   Actual/360                $13,000,000           $12,969,663

    38.1   TX                  75220                                                   $3,178,261            $3,178,261
    38.2   TX                  79924                                                   $3,141,304            $3,141,304
    38.3   TX                  79936                                                   $2,513,043            $2,513,043
    38.4   TX                  79932                                                   $2,254,348            $2,254,348
    38.5   TX                  79938                                                   $1,663,043            $1,663,043
      38   TX          Various                     5.180%   Actual/360                $12,750,000           $12,750,000

      40   OH                  44147               5.310%   Actual/360                $12,240,000           $12,198,195

      41   OH                  45014               5.592%   Actual/360                $12,200,000           $12,160,476
      42   MD                  20852               5.453%   Actual/360                $12,000,000           $12,000,000
      43   OK                  74133               5.925%   Actual/360                $11,981,894           $11,945,448
      44   FL                  33771               5.374%   Actual/360                $11,900,000           $11,900,000
      47   CO                  80907               5.317%   Actual/360                $11,600,000           $11,600,000
      48   FL                  33701               5.739%   Actual/360                $11,600,000           $11,573,832
      49   GA                  31909               5.293%   Actual/360                $11,600,000           $11,560,255
      50   IA                  52002               5.402%   Actual/360                $10,875,000           $10,849,075
      52   IN                  47906               5.769%   Actual/360                $10,700,000           $10,700,000
      54   OH                  44129               5.637%   Actual/360                $10,400,000           $10,400,000
      55   IN                  46825               5.580%   Actual/360                $10,025,000           $10,001,788
      57   FL                  33157               5.680%   Actual/360                 $9,967,787            $9,967,787
      58   NH                  03054               5.769%   Actual/360                $10,000,000            $9,968,437
      59   TX                  78666               5.545%   Actual/360                 $9,900,000            $9,900,000
      60   CA                  92882               5.304%   Actual/360                 $9,700,000            $9,666,833
      62   TX                  76051               5.770%   Actual/360                 $9,200,000            $9,179,351
      64   CA                  95825               5.272%   Actual/360                 $8,800,000            $8,769,730
      66   MA                  01606               5.900%   Actual/360                 $8,500,000            $8,481,324
      67   FL                  32714               5.587%   Actual/360                 $8,300,000            $8,300,000
      69   FL                  33771               5.374%   Actual/360                 $8,190,000            $8,190,000

    70.1   NC                  27610                                                   $5,025,652            $5,025,652
    70.2   NC                  27610                                                   $2,648,132            $2,648,132
      70   NC                  27610               5.932%   Actual/360                 $7,673,784            $7,673,784

      71   CA                  92780               5.530%   Actual/360                 $7,576,877            $7,559,189
      72   CA                  95370               5.213%   Actual/360                 $7,400,000            $7,400,000
      74   CA                  93455               5.658%   Actual/360                 $7,150,000            $7,140,156
      75   PA                  16509               5.721%   Actual/360                 $7,125,000            $7,125,000

    76.1   NC                  28601                                                   $2,559,543            $2,559,543
    76.2   NC                  28655                                                   $2,340,153            $2,340,153
    76.3   NC                  28027                                                   $2,193,894            $2,193,894
      76   NC          Various                     5.180%   Actual/360                 $7,093,590            $7,093,590

      77   TX                  76010               5.624%   Actual/360                 $7,090,000            $7,090,000
      78   WI                  53223               5.221%   Actual/360                 $7,100,000            $7,067,050
      80   NH                  03431               5.850%   Actual/360                 $7,040,000            $7,030,500
      81   CA                  93010               5.353%   Actual/360                 $7,000,000            $7,000,000
      82   OH                  44147               5.719%   Actual/360                 $7,000,000            $7,000,000
      84   OR                  97210               6.032%   Actual/360                 $6,445,000            $6,425,373
      85   LA                  70816               5.780%   Actual/360                 $6,370,000            $6,370,000
      86   IN                  47331               5.494%   Actual/360                 $6,412,500            $6,363,070
      87   VA                  22042               5.877%   Actual/360                 $6,209,239            $6,183,757
      88   FL                  33176               5.660%   Actual/360                 $6,093,939            $6,080,013
      89   VA                  22407               5.595%   Actual/360                 $6,000,000            $6,000,000
      90   CA                  92562               5.412%   Actual/360                 $6,000,000            $6,000,000
      91   FL                  33306               5.340%   Actual/360                 $6,000,000            $5,984,187
      92   MD                  20878               5.454%   Actual/360                 $5,920,000            $5,920,000
      93   NY                  14303               5.948%   Actual/360                 $5,880,000            $5,865,252
      94   CA                  93455               5.490%   Actual/360                 $5,850,000            $5,850,000
      95   AZ                  85040               5.536%   Actual/360                 $5,750,000            $5,750,000
      97   AL                  35406               5.114%   Actual/360                 $5,700,000            $5,700,000
      98   LA                  70808               5.904%   Actual/360                 $5,700,000            $5,692,351
      99   CA                  94538               5.662%   Actual/360                 $5,680,000            $5,667,024
     101   TX                  78412               5.661%   Actual/360                 $5,600,000            $5,582,092
     102   NY                  10467               5.150%   Actual/360                 $5,500,000            $5,500,000
     103   CA                  95834               5.798%   Actual/360                 $5,500,000            $5,500,000
     105   TX                  78471               5.664%   Actual/360                 $5,425,000            $5,412,611
     106   MD                  21740               5.868%   Actual/360                 $5,300,000            $5,288,294
     107   TX                  76120               5.686%   Actual/360                 $5,225,000            $5,225,000
     108   NE                  68114               5.819%   Actual/360                 $5,100,000            $5,100,000
     112   OH                  43240               5.805%   Actual/360                 $5,000,000            $4,979,199
     113   GA                  30022               5.896%   Actual/360                 $4,970,000            $4,970,000
     114   CA                  91326               5.972%   Actual/360                 $4,750,000            $4,750,000

   116.1   NH                  03820                                                   $2,996,540            $2,996,540
   116.2   NH          03820 / 03878                                                   $1,703,460            $1,703,460
     116   NH          Various                     5.919%   Actual/360                 $4,700,000            $4,700,000


   118.1   GA                  30044                                                   $2,553,496            $2,553,496
   118.2   GA                  30044                                                   $2,127,914            $2,127,914
     118   GA                  30044               5.180%   Actual/360                 $4,681,410            $4,681,410

     119   CA                  92121               5.358%   Actual/360                 $4,650,000            $4,634,260
     120   WI                  54304               5.565%   Actual/360                 $4,517,860            $4,511,578
     121   NC                  28306               5.415%   Actual/360                 $4,500,000            $4,470,330
     122   CA                  92371               5.318%   Actual/360                 $4,400,000            $4,400,000
     123   TN                  38305               4.923%   Actual/360                 $4,100,000            $4,100,000
     125   NY                  11772               5.430%   Actual/360                 $4,050,000            $4,044,287
     126   AZ                  85008               5.579%   Actual/360                 $4,040,000            $4,026,880
     127   TX                  75115               5.405%   Actual/360                 $3,913,000            $3,883,274
     129   OH                  44107               5.719%   Actual/360                 $3,650,000            $3,650,000
     130   MD                  21117               5.714%   Actual/360                 $3,600,000            $3,591,846
     131   WA                  98375               5.530%   Actual/360                 $3,575,000            $3,575,000
     134   TX                  75965               5.626%   Actual/360                 $3,560,000            $3,560,000
     135   NV                  89120               5.837%   Actual/360                 $3,520,000            $3,520,000
     136   TN                  37343               4.923%   Actual/360                 $3,500,000            $3,500,000
     137   VA                  23452               5.680%   Actual/360                 $3,493,750            $3,493,750
     139   TX                  78363               5.272%   Actual/360                 $3,400,000            $3,376,953
     141   AL                  36116               5.345%   Actual/360                 $3,350,000            $3,341,939
     142   AR                  72764               5.300%   Actual/360                 $3,350,000            $3,327,414
     143   OH                  43615               5.584%   Actual/360                 $3,300,000            $3,289,293
     145   AR                  72764               5.300%   Actual/360                 $3,205,000            $3,183,392
     146   OR                  97217               5.771%   Actual/360                 $3,000,000            $2,993,268
     147   KY                  40229               5.614%   Actual/360                 $3,000,000            $2,993,092
     149   WA                  98233               6.077%   Actual/360                 $3,000,000            $2,987,111
     150   WA                  99208               5.400%   Actual/360                 $3,000,000            $2,980,904
     151   VA                  23451               5.699%   Actual/360                 $2,800,000            $2,793,642

     152   AR                  72712               5.609%   Actual/360                 $2,800,000            $2,793,548
     154   WA                  99336               6.032%   Actual/360                 $2,750,000            $2,744,087
     155   GA                  30022               5.500%   Actual/360                 $2,643,000            $2,643,000
     156   FL                  32608               5.565%   Actual/360                 $2,625,000            $2,625,000
     157   CO                  80246               5.351%   Actual/360                 $2,615,000            $2,604,491
     158   TX                  78541               5.574%   Actual/360                 $2,585,000            $2,579,009
     159   WA                  98199               5.790%   Actual/360                 $2,535,392            $2,535,392
     160   AZ                  85205               5.410%   Actual/360                 $2,500,000            $2,500,000
     161   AL                  35215               5.602%   Actual/360                 $2,500,000            $2,500,000
     162   FL                  33179               5.330%   Actual/360                 $2,500,000            $2,500,000
     163   DE                  19808               5.131%   Actual/360                 $2,500,000            $2,488,203
     164   FL                  32608               5.705%   Actual/360                 $2,380,000            $2,380,000
     165   OH                  43311               5.736%   Actual/360                 $2,305,000            $2,305,000
     166   IL                  60142               5.393%   Actual/360                 $2,280,000            $2,280,000
     167   MS                  39157               5.629%   Actual/360                 $2,254,000            $2,254,000
     168   AZ                  85022               5.756%   Actual/360                 $2,240,000            $2,240,000
     169   MO                  64506               5.771%   Actual/360                 $2,200,000            $2,195,063
     170   NY                  10598               5.766%   Actual/360                 $2,160,000            $2,160,000
     171   OH                  45211               5.667%   Actual/360                 $2,160,000            $2,150,777
     172   CA                  95207               5.517%   Actual/360                 $2,100,000            $2,100,000
     173   FL                  32534               5.630%   Actual/360                 $2,100,000            $2,100,000
     174   TX                  78577               5.747%   Actual/360                 $2,100,000            $2,095,269
     176   CA                  92024               5.154%   Actual/360                 $2,103,000            $2,074,453
     177   OR                  97220               5.891%   Actual/360                 $2,000,000            $1,995,599
     178   KY                  40299               5.698%   Actual/360                 $2,000,000            $1,992,143
     179   TX                  78541               5.747%   Actual/360                 $1,988,000            $1,983,521
     180   WA                  98030               5.812%   Actual/360                 $1,950,000            $1,950,000
     181   NV                  89511               5.887%   Actual/360                 $1,950,000            $1,945,706
     182   TX                  75605               5.553%   Actual/360                 $1,835,400            $1,827,393
     183   TX                  76028               5.747%   Actual/360                 $1,802,500            $1,798,439
     184   AZ                  85234               6.030%   Actual/360                 $1,720,000            $1,716,300
     185   FL                  32707               5.996%   Actual/360                 $1,725,000            $1,714,968
     186   CA                  93422               5.770%   Actual/360                 $1,650,000            $1,646,297
     187   TX                  76137               5.747%   Actual/360                 $1,650,000            $1,646,283
     188   WA                  98119               5.990%   Actual/360                 $1,590,000            $1,590,000
     189   TX                  75401               5.220%   Actual/360                 $1,500,000            $1,500,000
     190   TX                  78521               5.747%   Actual/360                 $1,462,500            $1,459,205
     191   VA                  23831               5.876%   Actual/360                 $1,400,000            $1,395,702
     192   AR                  72404               5.719%   Actual/360                 $1,105,000            $1,100,328
     193   TX                  78741               5.923%   Actual/360                 $1,025,000            $1,021,832
                                                                                                         $1,505,741,010

Sequence   Remaining Term To Stated Maturity (months)   Stated Maturity Date   Due Date   Monthly Payment
--------   ------------------------------------------   --------------------   --------   ---------------
       1                                          117   12/1/2015              1st               $785,499
       2                                          116   11/1/2015              1st               $739,475
       4                                           59   2/1/2011               1st               $250,914
       6                                          118   1/1/2016               1st               $304,291
       9                                          178   1/1/2021               1st               $235,910

    10.1
    10.2
    10.3
    10.4
    10.5
    10.6
      10                                          115   10/1/2015              1st               $205,352

      11                                          114   9/1/2015               1st               $195,881
      13                                           81   12/1/2012              1st               $130,784

      17                                           81   12/1/2012              1st               $137,563
      18                                          118   1/1/2016               1st               $124,963
      19                                          112   7/1/2015               1st               $115,168
      20                                          120   3/1/2016               1st               $118,009
      21                                           57   12/1/2010              1st               $108,370
      22                                          138   9/1/2017               1st               $106,735
      24                                           56   11/1/2010              1st               $100,601
      25                                          117   12/1/2015              1st                $99,612
      26                                          116   11/1/2015              1st                $97,498
      27                                          117   12/1/2015              1st                $93,463
      28                                          118   1/1/2016               1st                $94,567
      29                                          116   11/1/2015              1st                $89,909
      30                                          105   12/1/2014              1st                $75,474
      31                                          118   1/1/2016               1st                $90,987
      32                                          118   1/1/2016               1st                $89,723

    33.1

    33.2
    33.3
      33                                           82   1/1/2013               1st                $89,040

      34                                           58   1/1/2011               1st                $83,874

    35.1
    35.2
    35.3
    35.4
    35.5
      35                                          118   1/1/2016               1st                $77,972

      36                                          119   2/1/2016               1st                $82,181
      37                                          118   1/1/2016               1st                $74,074

    38.1
    38.2
    38.3
    38.4
    38.5
      38                                          116   11/1/2015              1st                $69,854

      40                                           81   12/1/2012              7th                $68,045

      41                                           57   12/1/2010              1st                $69,976
      42                                          117   12/1/2015              1st                $55,287
      43                                          117   12/1/2015              1st                $71,261
      44                                          117   12/1/2015              1st                $66,625
      47                                          117   12/1/2015              1st                $64,534
      48                                          118   1/1/2016               1st                $67,613
      49                                          117   12/1/2015              1st                $64,365
      50                                          135   6/1/2017               1st                $61,080
      52                                          118   1/1/2016               1st                $62,572
      54                                          118   1/1/2016               1st                $59,947
      55                                          118   1/1/2016               1st                $57,425
      57                                          136   7/1/2017               1st                $57,727
      58                                          118   1/1/2016               1st                $63,026
      59                                          117   12/1/2015              1st                $56,491
      60                                           57   12/1/2010              1st                $53,889
      62                                          118   1/1/2016               1st                $53,806
      64                                          117   12/1/2015              1st                $48,714
      66                                           81   12/1/2012              1st                $50,417
      67                                          119   2/1/2016               1st                $47,581
      69                                          117   12/1/2015              1st                $45,854

    70.1
    70.2
      70                                          117   12/1/2015              1st                $45,673

      71                                          118   1/1/2016               1st                $43,163
      72                                          117   12/1/2015              1st                $32,593
      74                                          119   2/1/2016               1st                $41,309
      75                                          118   1/1/2016               1st                $41,448

    76.1
    76.2
    76.3
      76                                          116   11/1/2015              1st                $38,864

      77                                          117   12/1/2015              1st                $40,810
      78                                          116   11/1/2015              1st                $39,079
      80                                          119   2/1/2016               1st                $41,532
      81                                          117   12/1/2015              1st                $39,102
      82                                          116   11/1/2015              1st                $40,712
      84                                          118   1/1/2016               1st                $41,651
      85                                          118   1/1/2016               1st                $37,295
      86                                           64   7/1/2011               1st                $39,355
      87                                          116   11/1/2015              1st                $36,738
      88                                          118   1/1/2016               1st                $35,215
      89                                          117   12/1/2015              1st                $34,426
      90                                          119   2/1/2016               1st                $33,737
      91                                          119   2/1/2016               1st                $40,733
      92                                          117   12/1/2015              1st                $33,442
      93                                          119   2/1/2016               1st                $41,950
      94                                          118   1/1/2016               1st                $33,179
      95                                          119   2/1/2016               1st                $32,778
      97                                          116   11/1/2015              1st                $30,997
      98                                          119   2/1/2016               1st                $33,823
      99                                          118   1/1/2016               1st                $32,830
     101                                          117   12/1/2015              1st                $32,364
     102                                          117   12/1/2015              1st                $30,031
     103                                          118   1/1/2016               1st                $32,264
     105                                          118   1/1/2016               1st                $31,363
     106                                          118   1/1/2016               1st                $31,328
     107                                          118   1/1/2016               1st                $30,280
     108                                          116   11/1/2015              1st                $29,986
     112                                           56   11/1/2010              1st                $29,354
     113                                          117   12/1/2015              1st                $29,466
     114                                          153   12/1/2018              1st                $28,393

   116.1
   116.2
     116                                          117   12/1/2015              1st                $27,935


   118.1
   118.2
     118                                          116   11/1/2015              1st                $25,648

     119                                          117   12/1/2015              1st                $25,989
     120                                          119   2/1/2016               1st                $25,836
     121                                          114   9/1/2015               1st                $25,311
     122                                          113   8/1/2015               1st                $24,483
     123                                          114   9/1/2015               1st                $21,817
     125                                          119   2/1/2016               1st                $22,818
     126                                          117   12/1/2015              1st                $23,139
     127                                          113   8/1/2015               1st                $21,985
     129                                          117   12/1/2015              1st                $21,229
     130                                          118   1/1/2016               1st                $20,926
     131                                          117   12/1/2015              1st                $20,366
     134                                          116   11/1/2015              1st                $20,496
     135                                          119   2/1/2016               1st                $20,737
     136                                          114   9/1/2015               1st                $18,624
     137                                          116   11/1/2015              1st                $20,233
     139                                          114   9/1/2015               1st                $18,821
     141                                          118   1/1/2016               1st                $18,696
     142                                          114   9/1/2015               1st                $18,603
     143                                          117   12/1/2015              1st                $18,911
     145                                          114   9/1/2015               1st                $17,798
     146                                          118   1/1/2016               1st                $17,547
     147                                          118   1/1/2016               1st                $17,249
     149                                          117   12/1/2015              1st                $19,470
     150                                          116   11/1/2015              1st                $18,244
     151                                          118   1/1/2016               1st                $16,249

     152                                          118   1/1/2016               1st                $16,090
     154                                          118   1/1/2016               1st                $16,544
     155                                           59   2/1/2011               1st                $12,282
     156                                          118   1/1/2016               1st                $15,012
     157                                          117   12/1/2015              1st                $15,150
     158                                          118   1/1/2016               1st                $14,798
     159                                          118   1/1/2016               1st                $14,860
     160                                          114   9/1/2015               1st                $14,054
     161                                          117   12/1/2015              1st                $14,355
     162                                          117   12/1/2015              1st                $13,929
     163                                          116   11/1/2015              1st                $13,621
     164                                          117   12/1/2015              1st                $13,821
     165                                          118   1/1/2016               1st                $13,431
     166                                          113   8/1/2015               1st                $12,793
     167                                          116   11/1/2015              1st                $12,981
     168                                           93   12/1/2013              1st                $13,081
     169                                          118   1/1/2016               1st                $12,868
     170                                           82   1/1/2013               1st                $12,627
     171                                          116   11/1/2015              1st                $12,492
     172                                          118   1/1/2016               1st                $11,946
     173                                          118   1/1/2016               1st                $12,095
     174                                          118   1/1/2016               1st                $12,251
     176                                          115   10/1/2015              1st                $14,755
     177                                          118   1/1/2016               1st                $11,851
     178                                          117   12/1/2015              1st                $12,105
     179                                          118   1/1/2016               1st                $11,598
     180                                          118   1/1/2016               1st                $11,457
     181                                          118   1/1/2016               1st                $11,550
     182                                          116   11/1/2015              1st                $10,482
     183                                          118   1/1/2016               1st                $10,515
     184                                          118   1/1/2016               1st                $10,345
     185                                          116   11/1/2015              1st                $11,110
     186                                          118   1/1/2016               1st                 $9,650
     187                                          118   1/1/2016               1st                 $9,626
     188                                          118   1/1/2016               1st                 $9,523
     189                                          114   9/1/2015               1st                 $8,255
     190                                          118   1/1/2016               1st                 $8,532
     191                                          117   12/1/2015              1st                 $8,282
     192                                          116   11/1/2015              1st                 $6,427
     193                                          118   1/1/2016               1st                 $6,556


Sequence   Administrative Fee Rate (3)    Primary Servicing Fee Rate    Master Servicing Fee Rate    Ownership Interes
--------   ---------------------------    --------------------------    -------------------------    -----------------
       1                         0.061%                        0.050%                       0.010%   Fee
       2                         0.021%                        0.010%                       0.010%   Fee
       4                         0.021%                        0.010%                       0.010%   Fee
       6                         0.021%                        0.010%                       0.010%   Fee
       9                         0.021%                        0.010%                       0.010%   Fee

    10.1                                                                                             Fee
    10.2                                                                                             Fee
    10.3                                                                                             Fee
    10.4                                                                                             Fee
    10.5                                                                                             Fee
    10.6                                                                                             Fee
      10                         0.021%                        0.010%                       0.010%   Fee

      11                         0.021%                        0.010%                       0.010%   Fee
      13                         0.021%                        0.010%                       0.010%   Fee

      17                         0.021%                        0.010%                       0.010%   Fee
      18                         0.021%                        0.010%                       0.010%   Fee
      19                         0.051%                        0.040%                       0.010%   Fee
      20                         0.021%                        0.010%                       0.010%   Fee
      21                         0.021%                        0.010%                       0.010%   Fee
      22                         0.021%                        0.010%                       0.010%   Fee
      24                         0.061%                        0.050%                       0.010%   Fee
      25                         0.021%                        0.010%                       0.010%   Fee
      26                         0.021%                        0.010%                       0.010%   Leasehold
      27                         0.021%                        0.010%                       0.010%   Fee
      28                         0.061%                        0.050%                       0.010%   Fee
      29                         0.021%                        0.010%                       0.010%   Fee
      30                         0.021%                        0.010%                       0.010%   Fee
      31                         0.041%                        0.030%                       0.010%   Fee
      32                         0.021%                        0.010%                       0.010%   Fee

    33.1                                                                                             Fee

    33.2                                                                                             Fee
    33.3                                                                                             Fee
      33                         0.071%                        0.060%                       0.010%   Fee

      34                         0.021%                        0.010%                       0.010%   Fee

    35.1                                                                                             Fee
    35.2                                                                                             Fee
    35.3                                                                                             Fee
    35.4                                                                                             Fee
    35.5                                                                                             Fee
      35                         0.071%                        0.060%                       0.010%   Fee

      36                         0.051%                        0.040%                       0.010%   Fee
      37                         0.021%                        0.010%                       0.010%   Fee

    38.1                                                                                             Fee
    38.2                                                                                             Fee
    38.3                                                                                             Fee
    38.4                                                                                             Fee
    38.5                                                                                             Fee
      38                         0.021%                        0.010%                       0.010%   Fee

      40                         0.071%                        0.060%                       0.010%   Fee

      41                         0.021%                        0.010%                       0.010%   Fee
      42                         0.071%                        0.060%                       0.010%   Fee
      43                         0.021%                        0.010%                       0.010%   Fee
      44                         0.021%                        0.010%                       0.010%   Fee
      47                         0.021%                        0.010%                       0.010%   Fee
      48                         0.041%                        0.030%                       0.010%   Fee
      49                         0.041%                        0.030%                       0.010%   Fee/Leasehold
      50                         0.021%                        0.010%                       0.010%   Fee
      52                         0.021%                        0.010%                       0.010%   Fee
      54                         0.051%                        0.040%                       0.010%   Fee
      55                         0.056%                        0.045%                       0.010%   Fee
      57                         0.021%                        0.010%                       0.010%   Fee
      58                         0.021%                        0.010%                       0.010%   Fee
      59                         0.021%                        0.010%                       0.010%   Fee
      60                         0.021%                        0.010%                       0.010%   Fee
      62                         0.021%                        0.010%                       0.010%   Fee
      64                         0.021%                        0.010%                       0.010%   Fee/Leasehold
      66                         0.021%                        0.010%                       0.010%   Fee
      67                         0.021%                        0.010%                       0.010%   Fee
      69                         0.021%                        0.010%                       0.010%   Fee

    70.1                                                                                             Fee
    70.2                                                                                             Fee
      70                         0.021%                        0.010%                       0.010%   Fee

      71                         0.021%                        0.010%                       0.010%   Fee
      72                         0.021%                        0.010%                       0.010%   Fee
      74                         0.021%                        0.010%                       0.010%   Fee
      75                         0.021%                        0.010%                       0.010%   Fee

    76.1                                                                                             Fee
    76.2                                                                                             Fee
    76.3                                                                                             Fee
      76                         0.021%                        0.010%                       0.010%   Fee

      77                         0.071%                        0.060%                       0.010%   Fee
      78                         0.041%                        0.030%                       0.010%   Fee
      80                         0.021%                        0.010%                       0.010%   Fee
      81                         0.021%                        0.010%                       0.010%   Fee
      82                         0.061%                        0.050%                       0.010%   Fee
      84                         0.041%                        0.030%                       0.010%   Fee
      85                         0.041%                        0.030%                       0.010%   Fee
      86                         0.021%                        0.010%                       0.010%   Fee
      87                         0.021%                        0.010%                       0.010%   Fee
      88                         0.081%                        0.070%                       0.010%   Fee
      89                         0.021%                        0.010%                       0.010%   Fee
      90                         0.021%                        0.010%                       0.010%   Fee
      91                         0.021%                        0.010%                       0.010%   Fee
      92                         0.021%                        0.010%                       0.010%   Fee
      93                         0.021%                        0.010%                       0.010%   Fee
      94                         0.021%                        0.010%                       0.010%   Fee
      95                         0.021%                        0.010%                       0.010%   Fee
      97                         0.041%                        0.030%                       0.010%   Fee
      98                         0.041%                        0.030%                       0.010%   Fee
      99                         0.081%                        0.070%                       0.010%   Fee
     101                         0.021%                        0.010%                       0.010%   Fee
     102                         0.021%                        0.010%                       0.010%   Fee
     103                         0.021%                        0.010%                       0.010%   Fee
     105                         0.041%                        0.030%                       0.010%   Fee
     106                         0.041%                        0.030%                       0.010%   Fee
     107                         0.071%                        0.060%                       0.010%   Fee
     108                         0.041%                        0.030%                       0.010%   Fee
     112                         0.021%                        0.010%                       0.010%   Leasehold
     113                         0.041%                        0.030%                       0.010%   Fee
     114                         0.021%                        0.010%                       0.010%   Fee

   116.1                                                                                             Fee
   116.2                                                                                             Fee
     116                         0.041%                        0.030%                       0.010%   Fee


   118.1                                                                                             Fee
   118.2                                                                                             Fee
     118                         0.021%                        0.010%                       0.010%   Fee

     119                         0.021%                        0.010%                       0.010%   Fee
     120                         0.021%                        0.010%                       0.010%   Fee
     121                         0.091%                        0.080%                       0.010%   Fee
     122                         0.041%                        0.030%                       0.010%   Fee
     123                         0.071%                        0.060%                       0.010%   Fee
     125                         0.021%                        0.010%                       0.010%   Fee
     126                         0.041%                        0.030%                       0.010%   Fee
     127                         0.041%                        0.030%                       0.010%   Fee
     129                         0.071%                        0.060%                       0.010%   Fee
     130                         0.081%                        0.070%                       0.010%   Fee
     131                         0.041%                        0.030%                       0.010%   Fee
     134                         0.021%                        0.010%                       0.010%   Fee
     135                         0.021%                        0.010%                       0.010%   Fee
     136                         0.071%                        0.060%                       0.010%   Fee
     137                         0.041%                        0.030%                       0.010%   Fee
     139                         0.021%                        0.010%                       0.010%   Fee
     141                         0.091%                        0.080%                       0.010%   Fee
     142                         0.081%                        0.070%                       0.010%   Fee
     143                         0.041%                        0.030%                       0.010%   Fee
     145                         0.081%                        0.070%                       0.010%   Fee
     146                         0.041%                        0.030%                       0.010%   Fee
     147                         0.071%                        0.060%                       0.010%   Fee
     149                         0.041%                        0.030%                       0.010%   Fee
     150                         0.041%                        0.030%                       0.010%   Fee
     151                         0.091%                        0.080%                       0.010%   Fee

     152                         0.091%                        0.080%                       0.010%   Fee
     154                         0.021%                        0.010%                       0.010%   Fee
     155                         0.021%                        0.010%                       0.010%   Fee
     156                         0.021%                        0.010%                       0.010%   Fee
     157                         0.021%                        0.010%                       0.010%   Fee
     158                         0.041%                        0.030%                       0.010%   Fee
     159                         0.041%                        0.030%                       0.010%   Fee
     160                         0.041%                        0.030%                       0.010%   Fee
     161                         0.091%                        0.080%                       0.010%   Fee
     162                         0.091%                        0.080%                       0.010%   Fee
     163                         0.041%                        0.030%                       0.010%   Fee
     164                         0.021%                        0.010%                       0.010%   Fee
     165                         0.091%                        0.080%                       0.010%   Fee
     166                         0.041%                        0.030%                       0.010%   Fee
     167                         0.041%                        0.030%                       0.010%   Fee
     168                         0.021%                        0.010%                       0.010%   Fee
     169                         0.041%                        0.030%                       0.010%   Fee
     170                         0.021%                        0.010%                       0.010%   Fee
     171                         0.071%                        0.060%                       0.010%   Fee
     172                         0.071%                        0.060%                       0.010%   Fee
     173                         0.071%                        0.060%                       0.010%   Fee
     174                         0.041%                        0.030%                       0.010%   Fee
     176                         0.041%                        0.030%                       0.010%   Leasehold
     177                         0.041%                        0.030%                       0.010%   Fee
     178                         0.071%                        0.060%                       0.010%   Fee
     179                         0.041%                        0.030%                       0.010%   Fee
     180                         0.041%                        0.030%                       0.010%   Fee
     181                         0.021%                        0.010%                       0.010%   Fee
     182                         0.041%                        0.030%                       0.010%   Fee
     183                         0.041%                        0.030%                       0.010%   Fee
     184                         0.021%                        0.010%                       0.010%   Fee
     185                         0.041%                        0.030%                       0.010%   Fee
     186                         0.021%                        0.010%                       0.010%   Fee
     187                         0.041%                        0.030%                       0.010%   Fee
     188                         0.041%                        0.030%                       0.010%   Fee
     189                         0.071%                        0.060%                       0.010%   Fee
     190                         0.041%                        0.030%                       0.010%   Fee
     191                         0.041%                        0.030%                       0.010%   Fee
     192                         0.041%                        0.030%                       0.010%   Fee
     193                         0.041%                        0.030%                       0.010%   Fee


Sequence   Cross-Collateralized Loans    Original Amortization (months) (4)   ARD Loan                    Grace Period
--------   ---------------------------   ----------------------------------   -------------------------   -----------------
       1   No                            Scheduled Amortization               No                                          0
       2   No                                                           360   No                                          0
       4   No                                                                 No                                          0
       6   No                                                           360   No                                          5
       9   No                                                           360   No                                          5

    10.1
    10.2
    10.3
    10.4
    10.5
    10.6
      10   No                                                           360   No                                          5

      11   No                                                           360   No                                          0
      13   No                                                                 Yes                                         5

      17   No                                                           360   No                                          7
      18   No                                                           360   No                                          5
      19   No                                                           360   No                                         10
      20   No                                                           360   No                                          5
      21   No                                                           360   No                                          5
      22   No                                                           360   No                                          5
      24   No                                                           360   No                                          5
      25   No                                                           360   No                                          5
      26   No                                                           360   No                                          5
      27   No                                                           360   No                                          5
      28   No                                                           360   No                                          5
      29   No                                                           360   No                                          0
      30   No                                                                 Yes                                         5
      31   No                                                           360   No                                          5
      32   No                                                           360   No                                          5

    33.1

    33.2
    33.3
      33   No                                                           360   Yes                                         5

      34   No                                                           360   Yes                                         5

    35.1
    35.2
    35.3
    35.4
    35.5
      35   No                                                           360   No                                          5

      36   No                                                           360   No                                          5
      37   No                                                           360   No                                          5

    38.1
    38.2
    38.3
    38.4
    38.5
      38   No                                                           360   No                                          5

      40   No                                                           360   No                                          0

      41   No                                                           360   No                                          5
      42   No                                                                 No                                          5
      43   No                                                           360   No                                          5
      44   No                                                           360   No                                          5
      47   No                                                           360   No                                          5
      48   No                                                           360   No                                          5
      49   No                                                           360   No                                          5
      50   No                                                           360   No                                         10
      52   No                                                           360   No                                          5
      54   No                                                           360   No                                          5
      55   No                                                           360   No                                          6
      57   No                                                           360   No                                          5
      58   No                                                           300   No                                          5
      59   No                                                           360   No                                          5
      60   No                                                           360   No                                          5
      62   No                                                           360   No                                          5
      64   No                                                           360   No                                          5
      66   No                                                           360   No                                          5
      67   No                                                           360   No                                          5
      69   No                                                           360   No                                          5

    70.1
    70.2
      70   No                                                           360   No                                          5

      71   No                                                           360   No                                          5
      72   No                                                                 No                                          5
      74   No                                                           360   No                                          5
      75   No                                                           360   No                                          5

    76.1
    76.2
    76.3
      76   No                                                           360   No                                          5

      77   No                                                           360   No                                         10
      78   No                                                           360   No                                          5
      80   No                                                           360   No                                          5
      81   No                                                           360   No                                          5
      82   No                                                           360   No                                          5
      84   No                                                           300   No                                          5
      85   No                                                           360   No                                          5
      86   No                                                           300   No                                          5
      87   No                                                           360   No                                          5
      88   No                                                           360   No                                          5
      89   No                                                           360   No                                          5
      90   No                                                           360   Yes                                         5
      91   No                                                           240   No                                          5
      92   No                                                           360   No                                          5
      93   No                                                           240   No                                          5
      94   No                                                           360   No                                          5
      95   No                                                           360   No                                          5
      97   No                                                           360   No                                          5
      98   No                                                           360   No                                          5
      99   No                                                           360   No                                          5
     101   No                                                           360   No                                          5
     102   No                                                           360   No                                          5
     103   No                                                           360   No                                          5
     105   No                                                           360   No                                          5
     106   No                                                           360   No                                          5
     107   No                                                           360   No                                          5
     108   No                                                           360   No                                          5
     112   No                                                           360   No                                          5
     113   No                                                           360   No                                          5
     114   No                                                           360   No                                          5

   116.1
   116.2
     116   No                                                           360   No                                          7


   118.1
   118.2
     118   No                                                           360   No                                          5

     119   No                                                           360   No                                          5
     120   No                                                           360   No                                          5
     121   No                                                           360   No                                          5
     122   No                                                           360   No                                          7
     123   No                                                           360   No                                          5
     125   No                                                           360   No                                          5
     126   No                                                           360   No                                          5
     127   No                                                           360   No                                          7
     129   No                                                           360   No                                          5
     130   No                                                           360   No                                          5
     131   No                                                           360   No                                          5
     134   No                                                           360   No                                          5
     135   No                                                           360   No                                          5
     136   No                                                           360   No                                          5
     137   No                                                           360   No                                          5
     139   No                                                           360   No                                          5
     141   No                                                           360   No                                          5
     142   No                                                           360   No                                          5
     143   No                                                           360   No                                          5
     145   No                                                           360   No                                          5
     146   No                                                           360   No                                          5
     147   No                                                           360   No                                          5
     149   No                                                           300   No                                          5
     150   No                                                           300   No                                          5
     151   No                                                           360   No                                          5

     152   No                                                           360   No                                          5
     154   No                                                           360   No                                          5
     155   No                                                                 No                                          0
     156   No                                                           360   No                                          5
     157   No                                                           330   No                                          5
     158   No                                                           360   No                                          5
     159   No                                                           360   No                                          5
     160   No                                                           360   No                                          7
     161   No                                                           360   No                                          5
     162   No                                                           360   No                                          5
     163   No                                                           360   No                                          5
     164   No                                                           360   No                                          5
     165   No                                                           360   No                                          5
     166   No                                                           360   No                                          5
     167   No                                                           360   No                                          5
     168   No                                                           360   No                                          5
     169   No                                                           360   No                                          5
     170   No                                                           360   No                                          5
     171   No                                                           360   No                                          5
     172   No                                                           360   No                                          5
     173   No                                                           360   No                                          5
     174   No                                                           360   No                                          5
     176   No                                                           221   No                                          5
     177   No                                                           360   No                                          5
     178   No                                                           324   No                                          5
     179   No                                                           360   No                                          5
     180   No                                                           360   No                                          5
     181   No                                                           360   No                                          5
     182   No                                                           360   No                                          5
     183   No                                                           360   No                                          5
     184   No                                                           360   No                                          5
     185   No                                                           300   No                                          5
     186   No                                                           360   No                                          5
     187   No                                                           360   No                                          5
     188   No                                                           360   No                                          5
     189   No                                                           360   No                                         10
     190   No                                                           360   No                                          5
     191   No                                                           360   No                                          5
     192   No                                                           360   No                                          5
     193   No                                                           300   No                                          5


1 Two Mortgaged Properties related to Loan No. 20051519 and Loan No. 20051383 are located in Mexico City, Mexico and Grand Cayman, Cayman Islands, respectively.

2 Rates are full precision in the "BACM2006_1.xls" file located on the computer diskette.

3 Administrative Fee Rate includes the rates at which the master servicing fee (and any sub-servicing fee) and trustee fee accrue.

4 For Mortgage Loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day year, the amortization term is the term over which the Mortgage Loans would amortize if interest accrued and was paid on the basis of a 360-day

5 Each of the Mortgaged Properties related to Loan No. 59414 has a value based on either the year opened or year built, depending on the related child development center.

6     Year renovated based on appraisal.

7 For the Mortgaged Properties related to Loan No. 59414, occupancy is based on a utilization rate.

8 For the Mortgaged Properties related to Loan No. 59414, occupancy date is based on a trailing twelve month utilization rate.

9 The borrower for Loan No. 59414 receives an annual payment of $90,800,000 (via the "Master Lease").

10 For Mortgage Loan No. 59414 the Most Recent NOI and Full Year NOI represent the EBITDAs of the underlying properties.

11 For the Mortgaged Properties related to Loan No. 59401, four of the five properties contain trailing twelve month Most Recent Financials ending August 31, 2005 and one ending June 30, 2005.

12 Loan No. 59414 is secured by 713 properties which are broken out separately on Annex A2.

13    A sampling of 25% of the Mortgaged Properties was reviewed for Loan No.
      59414.

14 The related appraiser performed appraisals on 393 of the 713 properties in the related Mortgage Loan portfolio for Loan No. 59414, from which the appraiser extrapolated a value based on a formula for the remainder of the properties.

                                 SCHEDULE II

                 MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to (i) after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily mortgage lenders, as applicable, at the time of the origination of the particular Mortgage Loan and (ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans, and the Seller shall have made prudent inquiries of related servicers, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File (each such document, a "Loan Document") shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or not taking such action by the Seller or any servicer acting on its behalf.

            The Seller represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date:

                  (1) Mortgage Loan Schedule. The information pertaining to each
            Mortgage Loan set forth in the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") was true and correct in all material respects as of the Cut-off Date.

                  (2) Legal Compliance - Origination, Funding and Servicing. As
            of the date of its origination, and to the actual knowledge of the Seller as of the Closing Date, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                  (3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests, participation interests and/or of any other interests or encumbrances of any nature whatsoever (except for the Title Exceptions), and the Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan free and clear of all such liens, claims, pledges, charges and interests or encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan. The sale of the Mortgage Loans to the Purchaser does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Trustee and each such endorsement is genuine.

                  (4) No Holdbacks; Improvements Complete or Escrows
            Established. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, have been complied with in all material aspects or any such funds so escrowed have not been released; provided that partial releases of such funds in accordance with the applicable Loan Documents may have occurred.

                  (5) Legal, Valid and Binding Obligations. Each related
            Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor or guarantor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with its terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (6) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property and subject to limits on enforceability described in Paragraph (5). No Person other than the related Mortgagor owns any interest in any payments due under the related leases. Each related Assignment of Leases provides for the appointment of a receiver for rent, allows the holder to enter into possession to collect rents or provides for rents to be paid directly to the holder of the Mortgage upon an event of default under the Mortgage Loan documents.

                  (7) No Offset or Defense. There is no right of offset,
            abatement, diminution, or rescission or valid defense or counterclaim with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and, as of the Closing Date, to the Seller's actual knowledge no such rights have been asserted.

                  (8) Mortgage Status; Legal, Valid and Binding Obligations.
            Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee has been duly authorized, executed and delivered in recordable form by the Seller and constitutes the legal, valid, binding and enforceable assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage and Assignment of Leases is freely assignable upon notice to but without the consent of the related Mortgagor.

                  (9) Mortgage Lien. Subject to the exceptions set forth in
            Paragraph (5) above, each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property, subject only to the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (c) any other exceptions and exclusions (general and specific) set forth in the mortgagee policy of title insurance issued with respect to the Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) the right of tenants (whether under ground leases or space leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), and (e) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy as described above and to the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and is not bonded over, escrowed for or covered by insurance.

                  (10) UCC Filings. The security agreements or other
            instruments, if any, related to the Mortgage Loan establish and create, and a UCC Financing Statement has been filed, recorded or submitted for recording in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC Financing Statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), except as enforceability may be limited by bankruptcy or other laws affecting enforcement of creditor's rights generally or by the application of the rules of equity, and except for certain personal property and fixtures subject to purchase money security interests and personal property leases permitted under the terms of the Mortgage Loan. In the case of a Mortgaged Property operated as a hotel, restaurant, healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, mobile home park or fitness center, such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, and the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns. In the case of each Mortgage Loan secured by a hotel, the related Loan Documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property. An assignment of each UCC Financing Statement relating to the Mortgage Loan has been delivered by Seller in blank which the Purchaser or Trustee, as applicable, or designee is authorized to complete and to file in the filing office in which such UCC Financing Statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC Financing Statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or any other personal property to the extent that the possession or control of such items or actions other than the filing of the UCC Financing Statement as required in order to effect such perfection.

                  (11) Taxes and Assessments. All taxes and governmental
            assessments or charges or water or sewer bills that prior to the Cut-off Date became due and owing in respect of each related Mortgaged Property have been paid, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or due and owing until the date on which interest or penalties may first be payable thereon.

                  (12) Condition of Property; No Condemnation; No Encroachments.
            In the case of each Mortgage Loan, one or more engineering assessments which included a physical visit and inspection of the Mortgaged Property were performed by an independent engineering consultant firm and except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Master Servicer, the related Mortgaged Property is, to the Seller's knowledge as of the Closing Date, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any material damage or deficiencies, material deferred maintenance or other similar conditions, either (a) an escrow of funds was required or a letter of credit was obtained in an amount equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial lender would deem appropriate under the circumstances sufficient to effect the necessary repairs or maintenance or (b) such repairs and maintenance have been completed. As of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Seller has no actual knowledge of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan and to the Seller's knowledge as of the Cut-off Date: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance referred to in Paragraph (13) below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the use or the value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance referred to in Paragraph
            (13) below.

                  (13) Title Insurance. The Seller has received an ALTA lender's title insurance policy or an equivalent form of lender's title insurance policy (or if such policy is not yet issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment, in either case marked as binding and countersigned by the title insurer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring the portion of each Mortgaged Property comprised of real estate and insuring the originator of such Mortgage Loan and its successors and assigns (as sole insureds) that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser), such Title Insurance Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Purchaser and its successors and assigns without consent or notice to the title insurer. The Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, (b) that there are no encroachments of any part of the building thereon over easements, and (c) that the area shown on the survey is the same as the property legally described in the related Mortgage.

                  (14) Insurance. All improvements upon each Mortgaged Property securing a Mortgage Loan are insured by all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located. Each Mortgaged Property was covered by a fire and extended perils included under the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve
            (12) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (b) the outstanding principal balance of such Mortgage Loan, and (c) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties; if any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period; all properties in Florida and within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina and South Carolina have windstorm insurance; any nonconformity with applicable zoning laws and ordinances (1) is not a material nonconformity and does not materially and adversely affect the use, operation or value of the Mortgaged Property, (2) constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty, (3) is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial or multifamily, as applicable, mortgage lenders, (4) is covered by a zoning endorsement covering any loss to the mortgagee resulting from such non-conformity or (5) is covered by insurance that will provide proceeds that, together with the value of the related land, will be sufficient to repay the Mortgage Loan; and additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). At origination, and to the Seller's knowledge as of the Closing Date, such insurance was, or is, as applicable, in full force and effect with respect to each related Mortgaged Property and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Loan Documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with the mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without 30 days' prior written notice to the mortgagee (or, with respect to non-payment, 10 days' prior written notice to the mortgagee) or such lesser period as prescribed by applicable law; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender after September 11, 2001 or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, for each Mortgage Loan, (A) the related all risk property casualty insurance policy and business interruption policy do not exclude acts of terrorism, or any related damage claims or (B) Borrower has obtained insurance satisfying the above coverage requirements against damage and business interruption resulting from acts of terrorism, from coverage as of the later of (i) the date of origination of the Mortgage Loan and (ii) the date as of which the policy was renewed or amended, and the related Loan Documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. The Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph (44) below).

                  (15) No Material Defaults. Other than payments due but not yet
            30 days or more delinquent (A) there exists no material default, breach, violation or event of acceleration under the related Loan Documents and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Seller or prior holder of such Mortgage Loan of an event of acceleration under the related Loan Documents, and (C) to Seller's actual knowledge no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents has occurred and is continuing; the Seller has not waived any material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other Loan Documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under the Loan Documents; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to the subject matter otherwise covered by any other representation and warranty made by the Seller in this
            Schedule II.

                  (16) Payment Record. Each Mortgage Loan is not, and in the
            prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace or cure period.

                  (17) Additional Collateral. The related Loan Documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than another Mortgage Loan.

                  (18) Qualified Mortgage. Each Mortgage Loan constitutes a
            "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8), assuming compliance with all of the requirements of a "foreclosure property" under Section 856(e)(4) by the Trustee, the Master Servicer, the Special Servicer, as applicable, and their respective agents, but without regard to the holding period requirements set forth in Section 856(e)(2). Prepayment Premiums and yield maintenance charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  (19) Environmental Conditions. One or more environmental site assessments meeting the requirements of the American Society for Testing and Materials in effect at the time the related report was or the related reports were prepared covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property (an "Environmental Report"), or an update of such an assessment, was performed by an experienced licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and thereafter updated such that, (a) such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser; and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) a party not related to the related Mortgagor with financial resources reasonably adequate to cure the subject violation in all material respects was identified as the responsible party for such condition or circumstance, (B) the related Mortgagor was required to provide additional security adequate to cure the subject violation in all material respects and to obtain an operations and maintenance plan, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, or recommended only the implementation of an operations and maintenance program, which the Mortgagor is required to do, (D) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (E) the related Mortgaged Property is insured under a policy of insurance against losses arising from such circumstances and conditions, (F) the circumstance or condition has been fully remediated, (G) the related Mortgagor provided a "no further action" letter or other evidence acceptable to the Seller and that would be acceptable to a reasonably prudent lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (H) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 2% of the outstanding principal balance of the related Mortgage Loan and (b) $200,000, (I) the related Mortgagor or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, or (J) a responsible party with financial resources reasonably adequate to cure the violation provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage, or other Loan Document in the Mortgage File, for each Mortgage Loan encumbering the Mortgaged Property requires the related Mortgagor to comply and cause the Mortgaged Property to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards or which could subject the Seller or its successors and assigns to liability under such laws. Each Mortgagor represents and warrants in the related Loan Documents generally to the effect that except as set forth in certain specified environmental reports and to the best of its knowledge that as of the date of origination of such Mortgage Loan, there were no hazardous materials on the related Mortgaged Property, and that the Mortgagor will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials, in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

                  (20) Customary Mortgage Provisions. The related Loan Documents contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if customary, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (21) Bankruptcy. No Mortgaged Property, nor any material
            portion thereof, is the subject of and no Mortgagor is a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

                  (22) Whole Loan; Interest Only; No Equity Participation or
            Contingent Interest. Each Mortgage Loan is a whole loan and not a participation interest in a loan. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for interest-only payments without principal amortization or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise nor holds any equity interest in any Mortgagor.

                  (23) Transfers and Subordinate Debt. The Mortgage Loan does not permit the related Mortgaged Property or any interest therein, including any ownership interest in the Mortgagor, to be encumbered by any mortgage lien or other encumbrance except the related Mortgage or the Mortgage of another Mortgage Loan without the prior written consent of the holder thereof. To Seller's knowledge, as of origination, and, to the Seller's actual knowledge as of the Closing Date, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The Loan Documents require the Mortgagor to pay all reasonable costs and expenses related to any required consent to any transfer or encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees. The Loan Documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any direct equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, issuance of non-controlling new equity interests, transfers that are subject to the holder's approval of transferee and satisfaction of certain conditions specified in the Loan Documents, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

                  (24) Waivers and Modification. The terms of the related Loan
            Documents have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any material respect, except pursuant to a written instrument duly submitted for recordation, to the extent required, and specifically included in the related Mortgage Loan File. No alterations, waivers, modifications or assumptions of any kind have been given, made or consented to by or on behalf of the Seller since January 17, 2006. The Seller has not taken any intentional action that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

                  (25) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator within the 12 months prior to the Closing Date.

                  (26) Releases of Mortgaged Property. Since origination, no portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than 125% of the related allocated loan amount of such Mortgaged Property specifically set forth in the related Loan Documents, (b) upon payment in full of such Mortgage Loan, (c) Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans in accordance with their terms, (d) Mortgage Loans which permit the related Mortgagor to substitute a replacement property subject to the satisfaction of enumerated conditions that would be acceptable to a reasonably prudent commercial or multifamily, as applicable, lender, but which do not include the consent or approval of the lender to the substitution or the substitute property, or (e) a portion of the Mortgaged Property that was not given any value in connection with either the initial underwriting or appraisal of the Mortgage Loan.

                  (27) Defeasance. With respect to any Mortgage Loan that
            contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note, Mortgage or other related Loan Document contained in the Mortgage File, provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Mortgagor of all related fees, costs and expenses as set forth below; requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires delivery of a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) when due, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Stated Maturity Date. Further, the Mortgage or other related Loan Document contained in the Mortgage File requires that an independent certified public accountant certify that such government securities are sufficient to make all such scheduled payments when due. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the release of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage or other related Loan Document provides that the related Mortgagor shall (or permits the mortgagee to require the Mortgagor to) (a) pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions reasonably required by the mortgagee under the related Loan Documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the Mortgage Loan or the related documents require (or permit the mortgagee to require) confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require (or permit the mortgagee to require) the Mortgagor to pay any Rating Agency fees and expenses.

                  (28) Local Law Compliance; Non-Conforming Uses or
            Improvements. To the Seller's knowledge as of the date of origination of such Mortgage Loan, and, to the Seller's actual knowledge, as of the Cut-off Date the Mortgaged Property and the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan was or are, as applicable, in material compliance with all applicable zoning laws including parking and ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, either law and ordinance insurance coverage has been obtained in amounts adequate to avoid loss to the mortgagee, or such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property).

                  (29) (reserved)

                  (30) Single-Purpose Entity. Each Mortgage Loan with an
            original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding, and to Seller's actual knowledge each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Loan Documents, substantially to the effect that such Mortgagor (i) is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; (ii) does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; (iii) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (iv) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Loan Documents; (v) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (vi) holds itself out as being a legal entity, separate and apart from any other person. In addition, with respect to all Mortgage Loans with an original principal balance of $15,000,000 or more, the Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: observe all entity level formalities and record keeping; conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis pursuant to written agreements; hold itself out as being a legal entity, separate and apart from any other person and such organizational documents provide that: any dissolution or winding up or insolvency filing for such entity is prohibited or requires the unanimous consent of an independent director or member or all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; and the Mortgagor shall have an outside independent director or member. The Mortgage File for each such Mortgage Loan having an original principal balance of $20,000,000 or more contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving its equity owner or group of equity owners having an equity interest greater than 49%. To Seller's actual knowledge, each Mortgagor has fully complied with the requirements of the related Mortgage Loan and Mortgage and the Mortgagor's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member.

                  (31) No Advances. No advance of funds has been made after
            origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

                  (32) Litigation or Other Proceedings. To Seller's knowledge, as of origination there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no, pending actions, suits, litigation, arbitration or other proceedings by or before any court, arbitrator or governmental authority against the Mortgagor (or any related guarantor to the extent the Seller would consider such guarantor material to the underwriting or such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that could reasonably be expected to materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or such guarantor's ability to meet its obligations under the related Loan Documents.

                  (33) No Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) is a fixed rate, and complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                  (34) Trustee Under Deed of Trust. If the Mortgage for any
            Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan and all such fees and expenses are the obligation of the Mortgagor under the Mortgage.

                  (35) Other Collateral; Cross-Collateralization. The related
            Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (36) (reserved)

                  (37) Escrow Deposits. All escrow deposits and payments
            required pursuant to the Loan Documents are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith, and all such escrows, deposits and payments will be conveyed by the applicable Seller to the Purchaser and identified as such with appropriate detail on the Closing Date.

                  (38) Licenses and Permits. The Mortgage Loan requires the
            related Mortgagor, to the extent required by law, to be qualified to do business, and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan based on any of: (i) a letter from governmental authorities,
            (ii) a legal opinion, (iii) an endorsement to the related Title Insurance Policy, (iv) a zoning report from a zoning consultant, or
            (v) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, and to the Seller's actual knowledge as of the Closing Date, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses and permits have otherwise been issued.

                  (39) Origination, Servicing and Collection Practices. The
            origination (or acquisition, as the case may be), collection, and the servicing practices used by the Seller and its affiliates or contractors engaged by it with respect to the Mortgage Loan have been in all respects legal and have met customary standards utilized by prudent commercial or multifamily, as applicable, lenders and servicers.

                  (40) Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

                  (41) Non-Recourse Exceptions. Each Mortgage Loan is
            non-recourse, except that the Mortgagor and either: a principal of the Mortgagor or other natural person, with assets other than any interest in the Mortgagor, has agreed to be jointly and severally liable for all liabilities, expenses, losses, damages, expenses or claims suffered or incurred by the holder of the Mortgage Loan by reason of or in connection with: (i) any fraud or material misrepresentation by the Mortgagor, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards or (iii) violation of applicable environmental laws or breaches of environmental covenants. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

                  (42) Separate Tax Parcels. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued), or, in certain instances, an application has been made to the applicable governing authority for creation of separate tax lots that shall be effective for the next tax year (and, with respect to tax parcels for which such application has been made, prior to the creation of such separate tax lots, taxes are being escrowed for the entire existing tax parcel), or is subject to an endorsement under the related Title Insurance Policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

                  (43) Financial Statements. Each Mortgage or related Loan
            Documents requires the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for Mortgage Loans with an original principal balance less than $3,000,000) and annual operating statements (or a balance sheet statement of income and expenses and a statement of changes in financial position), and such additional information regarding the Mortgagor and the Mortgaged Property as the owner or holder of the Mortgage may request which annual financial statements for all Mortgage Loans with an original principal balance greater than $20 million shall be audited by an independent certified public accountant upon the request of the holder of the Mortgage Loan.

                  (44) Fee/Leasehold Properties. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to Mortgage Loans that are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                        (a) Such Ground Lease or a memorandum thereof has been
                  duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

                        (b) Such Ground Lease is not subject to any liens or
                  encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, and provides that it shall remain prior to any mortgage or other lien upon the related Fee Interest;

                        (c) The Mortgagor's interest in such Ground Lease is
                  assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                        (d) Such Ground Lease is in full force and effect, and
                  the Seller has not received as of the Closing Date notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease;

                        (e) Seller or its agent has provided the lessor under
                  the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                        (f) The mortgagee under such Mortgage Loan is permitted
                  a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

                        (g) Such Ground Lease has a current term (including one
                  or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller and its successors and assigns) which extends not less than the greater of 10 years beyond the amortization term and 20 years beyond the Stated Maturity Date for the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Repayment Date, 10 years beyond the amortization term);

                        (h) Such Ground Lease requires the lessor to enter into
                  a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                        (i) Under the terms of such Ground Lease and the related
                  Loan Documents, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                        (j) Such Ground Lease does not impose any restrictions
                  on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

                        (k) Such Ground Lease may not be amended or modified
                  without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns;

                        (l) The terms of such Ground Lease have not been waived,
                  modified, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by the related Mortgage.

                  (45) Fee Simple Interest. Except with respect to the Mortgage
            Loans secured by Ground Leases, each of the Mortgagors (or its affiliates) has title in the fee simple interest in each related Mortgaged Property.

                  (46) ARD Loans. Each ARD Loan requires scheduled monthly
            payments of principal; if any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming that it is not otherwise in default, the rate at which such Mortgage Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin not less than 2 percent (2%); the Anticipated Repayment Date of any such Mortgage Loan is not less than 7 years from the date of origination; and after the Anticipated Repayment Date, the Loan Documents provide that excess cash flow after payment of expenses, including scheduled interest and capital expenditures approved by the lender, will be used to repay principal.

                  (47) Authorization in Jurisdiction. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

                  (48) No Negative Amortization; No Capital Contribution; No
            Financing for Incomplete Improvements. No Mortgage Loan, other than an ARD Loan (and then only after the Anticipated Repayment Date for such ARD Loan), provides for the negative amortization of interest. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the purpose of financing the construction of incomplete improvements on the related Mortgaged Property other than tenant improvements.

                  (49) No Fraud. Neither the Seller, the originator, nor any employee or agent of the Seller or the originator has participated in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To Seller's actual knowledge, no Mortgagor or guarantor is guilty of defrauding or making an intentional material misrepresentation to the Seller with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

                  (50) Grace Periods. The related Mortgage or Mortgage Note
            provides a grace period for delinquent Monthly Payments no longer than 10 days from the applicable Due Date other than as disclosed in the Mortgage Loan Schedule.

                  (51) Appraisals. The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal or a supplemental letter from the appraiser states that the appraisal satisfies the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended), all as in effect on the date the Mortgage Loan was originated.

                  (52) Mortgagor Concentration. Except as disclosed in the
            Prospectus Supplement, (a) no Mortgagor is the Mortgagor with respect to more than one Mortgage Loan and (b) to the Seller's knowledge, no group of Mortgage Loans with affiliated mortgagors have an aggregate principal balance equaling more than $149,000,000.

                  (53) Environmental Insurance Policies. If the Mortgaged
            Property securing any Mortgage Loan is covered by a secured creditor environmental insurance policy, then:

                        (a) the Seller:

                              (i) has disclosed, or is aware that there has been
                        disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

                              (ii) has delivered or caused to be delivered to
                        the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property,

                              in each case with respect to (i) and (ii) to the
                        extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy;

                        (b) all premiums for such insurance have been paid;

                        (c) has a term not less than 5 years beyond the term of
                  the Mortgage Loan (or 5 years beyond the Anticipated Repayment Date with respect to an ARD Loan) and is not cancelable during such term; and

                        (d) such insurance is in full force and effect.

                        If the Mortgage Loan is listed on Schedule IIA(53) and
                  the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect, such policy may not be cancelled or amended without the consent of the Seller or its successors and assigns and, to the Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses (a) and (b) of this Paragraph
                  (53).

                  (54) Access. The Mortgaged Property is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

                           BACM 2006-1 SECURITIZATION

                                  SCHEDULE IIA

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                   WITH RESPECT TO THE BRIDGER MORTGAGE LOANS

Schedule IIA (6) Assignment of Leases and Rents

         With respect to the HUB Plaza Mortgage Loan (Loan No. 13106) and the Painter's Mill Professional Center Mortgage Loan (Loan No. 16247), the related Mortgaged Property is located in Maryland and is owned by a guarantor of the Mortgage Loan that, accordingly, owns an interest in payments due under the related leases. Such guarantor executed and delivered a guaranty in connection with the origination of the Mortgage Loan, and the Mortgage secures such guarantor's obligations under that guaranty and constitutes an "indemnity deed of trust." The guaranty is non-recourse with respect to such guarantor subject to standard non-recourse carve-outs.

Schedule IIA (13) Title Insurance

         With respect to the Ensley Square Retail Mortgage Loan (Loan No. 15106), a utility easement that relates to an abandoned water line, runs under the building footprint and the related Title Insurance Policy does not affirmatively insure against such encroachment.

         With respect to the Regency Square Mortgage Loan (Loan No. 16532), the related Mortgaged Property encroaches on two easements (one relating to a power line and the other to a telephone line) and the related Title Insurance Policy does not affirmatively insure against such encroachments, although the related Loan Documents provide that the related guarantors will be personally liable for any damage caused by, and any costs incurred as a result of, such encroachments.

Schedule IIA (14) Insurance

         With respect to each Bridger Mortgage Loan, the related Mortgage requires the Mortgagor to maintain such insurance as the Mortgagee may require, and thus permits the Mortgagee to require the maintenance of the insurance described in this section.

Schedule IIA (22) Whole Loan; Interest Only; No Equity Participation or Contingent Interest

         The Meridian Retail Center Mortgage Loan (Loan No. 15552) provides for interest-only payments without principal amortization for the first 12 months of the Mortgage Loan's term.

         The East Bend Apartments Mortgage Loan (Loan No. 16259) provides for interest-only payments without principal amortization for the first 24 months of the Mortgage Loan's term.

         The Eagles Portfolio Roll Up Mortgage Loan (Loan No. 16154) provides for interest-only payments without principal amortization for the first 24 months of the Mortgage Loan's term.

         The Platinum Storage (Phelan) Mortgage Loan (Loan No. 14278) provides for interest-only payments without principal amortization for the first 24 months of the Mortgage Loan's term.

         The Royal Hills Mortgage Loan (Loan No. 15733) provides for interest-only payments without principal amortization for the first 24 months of the Mortgage Loan's term.

         The Embassy Tower Mortgage Loan (Loan No. 15095) provides for interest-only payments without principal amortization for the first 24 months of the Mortgage Loan's term.

         The Canal Building Mortgage Loan (Loan No. 15458) provides for interest-only payments without principal amortization for the first 24 months of the Mortgage Loan's term.

         The Magnolia Building Mortgage Loan (Loan No. 15475) provides for interest-only payments without principal amortization for the first 24 months of the Mortgage Loan's term.

         The American Self Storage Mortgage Loan (Loan No. 14280) provides for interest-only payments without principal amortization for the first 24 months of the Mortgage Loan's term.

         The Lake Meridian Crossing Mortgage Loan (Loan No. 16603) provides for interest-only payments without principal amortization for the first 24 months of the Mortgage Loan's term.

         The Covington Lakes Retail Center Mortgage Loan (Loan No. 13660) provides for interest-only payments without principal amortization for the first 36 months of the Mortgage Loan's term.

         The Northpark Drive-Ridgeland Mortgage Loan (Loan No. 15610) provides for interest-only payments without principal amortization for the first 36 months of the Mortgage Loan's term.

         The Legends Terrace Apartments Mortgage Loan (Loan No. 16374) provides for interest-only payments without principal amortization for the first 36 months of the Mortgage Loan's term.

         The Parma Woods Apartments Mortgage Loan (Loan No. 16943) provides for interest-only payments without principal amortization for the first 36 months of the Mortgage Loan's term.

         The Bent Tree Apartments Mortgage Loan (Loan No. 16939) provides for interest-only payments without principal amortization for the first 36 months of the Mortgage Loan's term.

         The Highland House Apartments Mortgage Loan (Loan No. 16941) provides for interest-only payments without principal amortization for the first 36 months of the Mortgage Loan's term.

         The Ensley Square Mortgage Loan (Loan No. 16941) provides for interest-only payments without principal amortization for the first 36 months of the Mortgage Loan's term.

         The Mansell Forest Mortgage Loan (Loan No. 15756) provides for interest-only payments without principal amortization for the first 60 months of the Mortgage Loan's term.

         The Sherwood Office Building Mortgage Loan (Loan No. 16184) provides for interest-only payments without principal amortization for the first 60 months of the Mortgage Loan's term.

         The Parkway III Mortgage Loan (Loan No. 16057) provides for interest-only payments without principal amortization for the first 60 months of the Mortgage Loan's term.

         The Esquire House Mortgage Loan (Loan No. 14718) provides for interest-only payments without principal amortization for the first 60 months of the Mortgage Loan's term.

Schedule IIA (23) Transfers and Subordinate Debt

         In the case of the Bellefontaine Retail Mortgage Loan (Loan No. 16394), there is existing secured subordinate debt in the amount of $165,000.

         The Loan Documents with respect to the Embassy Tower Mortgage Loan (Loan No. 15095) permitted the Mortgagor to transfer tenant-in-common interests in the Mortgaged Property provided that each purchaser of a tenant-in-common interest satisfied the Mortgagor's single-purpose entity requirements, certain other conditions were satisfied and such transfers were all completed within 60 days after the origination date of the Mortgage Loan.

         With respect to the Crutcher Apartments (Loan No. 14485) and Strawberry Meadows Apartments (Loan No. 14493) Mortgage Loans: each of the related Mortgagors consist of two limited liability companies that own the applicable Mortgaged Property as tenants-in-common. The related Loan Documents permit the related Mortgagors to effect a transfer of the related Mortgage Property to a single-purpose entity approved by the related Mortgagee provided that certain other conditions are satisfied within 18 months of the closing date of the related Mortgage Loan. If the transfer of the related Mortgaged Property to a single-purpose entity is not effected within such 18-month period, the related Mortgagor will pay to the related Mortgagee an additional lender processing fee in the amount of $3,000.00 per month.

Schedule IIA (24) Waivers and Modifications

         With respect to the Painter's Mill Professional Center Mortgage Loan (Loan No. 16247), the owners of the related Mortgaged Property executed and delivered (i) an Amended and Restated Indemnity Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) dated February [__], 2006, which amended and restated the original Mortgage, and (ii) two Payment Guaranty Agreements dated February [__], 2006.

Schedule IIA (26) Releases of Mortgaged Property

         In the case of the Bayboro Mortgage Loan (Loan No. 16624), the related Mortgage Loan documents provide that a parcel of the Mortgaged Property that includes a parking lot may be released upon the satisfaction of certain financial and other conditions, including, among other things,
         (i) the remaining property maintaining a minimum debt-service-coverage ratio of 1.20 to 1.00 and a maximum loan-to-value ratio of 80%, (ii) the borrower being obligated to secure replacement parking under any and all tenant leases throughout the term of the loan and escrowing 150%, (iii) evidence of an irrevocable easement between the released parcel and the Mortgaged Property that runs with the land providing parking in an amount not less than the current parking provided, and
         (iv) payment of a release fee of $7,500.

Schedule IIA (30)  Single-Purpose Entity

         The Mortgagors with respect to the Sherwood Office Building Mortgage Loan (Loan No. 16184; $6.37MM) consist of 18 limited liability companies that are single-purpose entities and own the Mortgaged Property as tenants-in-common.

         The Mortgagors with respect to the Embassy Tower Mortgage Loan (Loan No. 15095; $5.1MM) consist of a number of limited liability companies that are single-purpose entities and own the Mortgaged Property as tenants-in-common.

         With respect to the Azar Industrial Mortgage Loan (Loan No. 13106), the related Mortgaged Property is located in Maryland and is owned by a guarantor of the Mortgage Loan that is not a single-purpose entity. Such guarantor executed and delivered a guaranty in connection with the origination of the Mortgage Loan, and the Mortgage secures such guarantor's obligations under that guaranty and constitutes an "indemnity deed of trust." The guaranty is non-recourse with respect to such guarantor subject to standard non-recourse carve-outs. In addition, one individual executed a separate limited guaranty with respect to the Mortgage Loan.

Schedule IIA (31) No Advances

         With respect to the Platinum Storage (Phelan) Mortgage Loan (Loan No. 14278), an additional loan amount ($750,000) was funded by the Seller after the origination of the Mortgage Loan upon the Mortgagor's satisfaction of certain conditions within a specified time period as set forth in the related Loan Documents.

         With respect to the American Self Storage Mortgage Loan (Loan No. 14280), an additional loan amount ($400,000) was funded by the Seller after the origination of the Mortgage Loan upon the Mortgagor's satisfaction of certain conditions within a specified time period as set forth in the related Loan Documents.

Schedule IIA (37) Escrow Deposits

         It is anticipated that the primary servicers of the Bridger Mortgage Loans will retain possession of the escrows, deposits and payments on behalf of the Depositor, rather than conveying possession thereof to the Depositor on the Closing Date.

Schedule IIA (41) Non-Recourse Exceptions

         Each of the Bridger Mortgage Loans, except for the Lake Meridian Crossing (Loan No. 16603), Meridian Retail Center (Loan No. 15552), Storage Depot - Burleson (Loan No. 16713), Storage Depot - Edinburg (Loan No. 16718), Storage Depot - Fossill Creek (Loan No. 16721), Storage Depot - Morningside (Loan No. 16727), and Storage Depot - Pharr (Loan No. 16723) Mortgage Loans, has a non-recourse carve-out for "fraud or intentional misrepresentation" rather than "fraud or material misrepresentation."

         In the case of the Meridian Retail Center (Loan No. 15552), Storage Depot - Burleson (Loan No. 16713), Storage Depot - Edinburg (Loan No. 16718), Storage Depot - Fossill Creek (Loan No. 16721), Storage Depot - Morningside (Loan No. 16727), and Storage Depot - Pharr (Loan No. 16723) Mortgage Loans, the related Mortgage Loan documents have a non-recourse carve-out for "fraud or misrepresentation" rather than "fraud or material misrepresentation."

         In the case of the Lake Meridian Crossing Mortgage Loan (Loan No. 16603), the loan is full recourse against the related Mortgagor until the satisfaction of certain holdback release requirements are satisfied. And provided that those requirements are satisfied on or before December 15, 2006. Upon satisfaction of those conditions the Mortgage Loan documents provide for the loan to be non-recourse with the standard non-recourse carve-outs except that the related Mortgage Loan documents have a non-recourse carve-out for "fraud or misrepresentation" rather than "fraud or material misrepresentation."

         With respect to the Brookhollow (Loan No. 14388), Crutcher Apartments (Loan No. 14485) and the Strawberry Meadows Apartments (Loan No. 14493) Mortgage Loans, an environmental insurance policy was obtained in lieu of obtaining any recourse liability against or a guaranty from a principal of the Mortgagor or other natural person for violations of environmental laws or breaches of environmental covenants.

         With respect to The Shoppes at Coldwater Mortgage Loan (Loan No.
         16955):

                  (i) an environmental insurance policy was obtained in lieu of obtaining any recourse liability against or a guaranty from a principal of the Mortgagor or other natural person for violations of environmental laws or breaches of environmental covenants;

                  (ii) liability for misapplication of rents is limited to an amount equal to the difference of (a) the net operating income of the Mortgaged Property for the 12 calendar months prior to the date the Mortgagee notifies the Mortgagor and guarantor of its determination that it has incurred a loss less (b) the sum of monthly payments of principal, interest and reserves received by the Mortgagee during that 12-month period; and

                  (iii) the Mortgagee is required to notify the Mortgagor and guarantor in writing within 30 days after (a) it makes any determination that it has incurred liabilities, costs, expenses, claims, losses or damages with respect to the non-recourse exceptions set forth in the Loan Documents and (b) a written request of the Mortgagor or guarantor for a written statement with respect to the amounts and other items set forth in clause (a).

Schedule IIA (43) Financial Statements

         With respect to the following Bridger Mortgage Loans, the related Loan Documents require the delivery of at least quarterly operating statements as well as an annual balance sheet of the related Mortgagor (but such Loan Documents do not specifically require (i) the delivery of an annual operating statement or (ii) that the annual balance sheet include a statement of changes in financial position):

                  Loan No.          Loan
                  -------           ----------------------------------
                  15170             Plazas of Broadview
                  16624             Bayboro
                  15095             Embassy Tower
                  15756             Mansell Forest
                  15552             Meridian Retail Center
                  16057             Parkway III
                  14485             Crutcher Apartments
                  14493             Strawberry Meadows Apartments
                  15328             Lombard Station
                  15477             Magnolia Building
                  13660             Covington Lakes Retail Center
                  15610             Northpark Drive-Ridgeland
                  14719             Swiss Highlands Shopping Center
                  16532             Regency Square
                  15458             Canal Building
                  16394             Bellefontaine Retail
                  16882             ClimaStor Perkins Road
                  15109             HUB Plaza
                  16603             Lake Meridian Crossing
                  16247             Painters Mill Professional Center

         With respect to the Holiday Inn Express Burlington Mortgage Loan (Loan No. 16033), the related Loan Documents require the delivery of annual operating statements, but require the delivery of monthly operating statements rather than quarterly operating statements.

Schedule IIA (44)  Fee/Leasehold Properties

         With respect to the El Camino Self Storage Mortgage Loan (Loan No. 12142):

                  (i) the related Ground Lease has a term (and extension options) that extends only 18 years and 7 months beyond the Stated Maturity Date of the related Mortgage Loan; and

                  (ii) the Mortgagor's leasehold interest is subordinate to a fee mortgage granted by the Ground Lessor to its secured lender (the "Ground Lessor's Lender"), but Ground Lessor's Lender and Mortgagor have entered into a non-disturbance agreement that provides, among other things, that (a) in the event of a foreclosure or other right asserted under the related fee mortgage, the Ground Lease will continue in full force and effect and will not be terminated or disturbed, except for a default continuing after notice and beyond any applicable grace periods and otherwise in accordance with the performance of the Ground Lease and (b) so long as Mortgagor, as tenant, is not in default in the payment of rent or in its performance under the Ground Lease, then the Ground Lessor's Lender will not name or join Mortgagor, or any leasehold mortgagee of the Mortgagor, in any proceeding brought by the Ground Lessor's Lender to enforce its rights in the event of a default under the Ground Lessor's loan documents.

Schedule IIA (45)  Fee Simple Interest

         The Mortgaged Property with respect to the Covington Lakes Retail Center is subject to a condominium declaration dated September 21, 2004, as amended.

Schedule IIA (53) Environmental Insurance Policies

         With respect to each of the Brookhollow (Loan No. 14388), Crutcher Apartments (Loan No. 14485), Strawberry Meadows Apartments (Loan No. 14493) and The Shoppes at Coldwater (Loan No. 16955) Mortgage Loans, the related secured creditor environmental insurance policy has an expiration date that is five years beyond the term of such Mortgage Loan except that, if a foreclosure or a default occurs with respect to such Mortgage Loan, the expiration date of such insurance policy will become the maturity date of such Mortgage Loan.

Bridger Mortgage Loans

         The following Mortgage Loans are the Bridger Mortgage Loans:

Legends Terrace Apartments                   Covington Lakes Retail Center
Plazas of Broadview                          Northpark Drive-Ridgeland
Bayboro                                      Swiss Highlands Shopping Center
Greystone at Inverness, Phase II             Royal Sentry Apartments
Parma Woods Apartments                       Saddle Ridge Duplexes
Park Plaza Apartments (WI)                   El Camino Self Storage
Bent Tree Apartments                         Regency Pointe Business Center
Sherwood Office Building                     Kings Manor
Royal Hills                                  Regency Square
Prosperity Bank Building                     Canal Building
Embassy Tower                                Chester Village
Mansell Forest                               Acadian Village
Eagles Portfolio Roll Up                     Southpark Retail
AAA AA SS                                    American Self Storage
Guardian Storage Centers (StorAmerica)       Amesbury Apartments
BrookHollow                                  Asbury Plaza
Highland House Apartments-OH                 Bellefontaine Retail
Platinum Storage (Phelan)                    ClimaStor Perkins Road
Meridian Retail Center                       Ensley Square Retail
Parkway III                                  Holiday Inn Express - NW Portland
Crutcher Apartments                          HUB Plaza
Ridge Apartments                             Lake Meridian Crossing
Strawberry Meadows Apartments                National Storage Centers - Portland
Lombard Station                              Painters Mill Professional Center
Holiday Inn Express Burlington               Storage Depot - Burleson
National Storage Centers                     Storage Depot - Edinburg
Jacob's Landing Apartments                   Storage Depot - Fossil Creek
Las Violetas Apartments                      Storage Depot - Morningside
East Bend Apartments                         Storage Depot - Pharr
Esquire House                                Tanyard Park Apartments
Magnolia Building                            The Shoppes at Coldwater